                                                                    EXHIBIT 10.4




               AMENDED AND RESTATED AMERICAN PACIFIC CORPORATION

                          DEFINED BENEFIT PENSION PLAN



               As Amended and Restated Effective October 1, 1997

                               Table of Contents

Introduction...................................................................................................1
I        ......................................................................................................2
Definitions....................................................................................................2
1.01     Accrued Benefit.......................................................................................2
1.02     Active Participant....................................................................................2
1.03     Actuarial Equivalent..................................................................................2
1.04     Affiliated Group......................................................................................3
1.05     Annuity Starting Date.................................................................................3
1.06     Applicable Interest Rate..............................................................................3
1.07     Applicable Mortality Table............................................................................3
1.08     Beneficiary...........................................................................................3
1.09     Benefit...............................................................................................3
1.10     Board.................................................................................................3
1.11     Code..................................................................................................3
1.12     Company...............................................................................................3
1.13     Compensation..........................................................................................4
1.14     Covered Compensation..................................................................................6
1.15     Disability............................................................................................6
1.16     Disability Retirement Date............................................................................6
1.17     Early Retirement Age..................................................................................6
1.18     Early Retirement Date.................................................................................6
1.19     Effective Date........................................................................................6
1.20     Effective Date of this Restatement....................................................................7
1.21     Eligible Employee.....................................................................................7
1.22     Employee..............................................................................................7
1.23     Employer..............................................................................................7
1.24     Entry Date............................................................................................8
1.25     ERISA.................................................................................................8
1.26     Inactive Participant..................................................................................8
1.27     Late Retirement Date..................................................................................8
1.28     Normal Retirement Age.................................................................................8
1.29     Normal Retirement Date................................................................................8
1.30     Participant...........................................................................................8
1.31     Participating Employer................................................................................8
1.32     Plan..................................................................................................8
1.33     Plan Administrator....................................................................................8
1.34     Plan Year.............................................................................................8
1.35     Restatement...........................................................................................8
1.36     Retirement Benefit....................................................................................8
1.37     Social Security Retirement Age........................................................................9
1.38     Spouse................................................................................................9
1.39     Trust Agreement.......................................................................................9
1.40     Trust Fund............................................................................................9
1.41     Trustee...............................................................................................9

1.42     Year of Service.......................................................................................9
II       .....................................................................................................12
Eligibility, Vesting and Benefit Service......................................................................12
2.01     Eligibility Requirements.............................................................................12
2.02     Participation upon Reemployment......................................................................12
2.03     Inactive Participants................................................................................13
2.04     Vesting Service......................................................................................13
2.05     Benefit Service......................................................................................13
2.06     Disregarded Service..................................................................................14
III      .....................................................................................................15
Retirement Benefits...........................................................................................15
3.01     Normal Retirement Benefit............................................................................15
3.02     Early Retirement Benefit.............................................................................17
3.03     Late Retirement Benefit..............................................................................17
3.04     Disability Retirement Benefit........................................................................18
3.05     No Duplication of Benefits...........................................................................19
3.06     Maximum Excess Allowance.............................................................................19
IV       .....................................................................................................22
Benefits upon Termination of Employment.......................................................................22
4.01     Deferred Normal Retirement Benefit...................................................................22
4.02     Deferred Early Retirement Benefit....................................................................22
4.03     Form of Payment......................................................................................23
V        .....................................................................................................24
Form and Payment of Retirement Benefits.......................................................................24
5.01     Normal Form of Benefit...............................................................................24
5.02     Other Forms of Benefit...............................................................................24
5.03     Waiver of Qualified Joint and Survivor Annuity.......................................................25
5.04     Cash-out of Accrued Benefit..........................................................................27
5.05     Commencement of Benefits.............................................................................28
5.06     Methods of Distribution..............................................................................29
5.07     Suspension of Benefits...............................................................................30
5.08     Direct Rollover Distributions........................................................................32
VI       .....................................................................................................34
Preretirement Death Benefits..................................................................................34
6.01     Eligibility for Death Benefit........................................................................34
6.02     Amount of Qualified Preretirement Survivor Annuity...................................................34
6.03     Alternative Death Benefit............................................................................35
6.04     Cash-out of Accrued Benefit..........................................................................36
6.05     Time of Payment......................................................................................36
VII      .....................................................................................................37
Limitations on Benefits.......................................................................................37
7.01     Limitation on Annual Benefit.........................................................................37
7.02     Reduction for Less than 10 Years of Participation or Service.........................................38
7.03     Preservation of Current Accrued Benefit..............................................................38
VIII     .....................................................................................................40
Top-Heavy Rules...............................................................................................40

8.01     Top-Heavy Determination..............................................................................40
8.02     Vesting..............................................................................................43
8.03     Minimum Benefits.....................................................................................44
8.04     Limitation on Benefits...............................................................................45
IX       .....................................................................................................46
Plan Administration...........................................................................................46
9.01     Plan Administrator...................................................................................46
9.02     General Powers, Rights and Duties....................................................................46
9.03     Manner of Action.....................................................................................47
9.04     Interested Committee Member..........................................................................48
9.05     Resignation or Removal of Committee Members..........................................................48
9.06     Nondiscrimination....................................................................................48
9.07     Delegation and Reliance..............................................................................48
9.08     Claims Procedure.....................................................................................48
9.09     Plan Administrator's Decision Final..................................................................49
9.10     Standard of Review...................................................................................49
9.11     Information Required by Plan Administrator...........................................................50
9.12     Expenses of the Plan.................................................................................50
9.13     Freedom from Liability...............................................................................50
X        .....................................................................................................51
Amendment or Termination......................................................................................51
10.01    Amendment or Modification of the Plan................................................................51
10.02    Termination of the Plan..............................................................................51
10.03    Distribution upon Termination of the Plan............................................................51
10.04    Residual Assets......................................................................................52
10.05    Restriction on Distribution of Benefits..............................................................52
10.06    Repayment of Restricted Amounts......................................................................53
XI       .....................................................................................................54
Funding of the Plan...........................................................................................54
11.01    Establishment of Trust...............................................................................54
11.02    Employer Contributions...............................................................................54
11.03    Funding Standards....................................................................................54
11.04    Changes in Funding Medium or Method..................................................................54
11.05    Purchase of Annuities................................................................................55
11.06    No Diversion.........................................................................................55
11.07    Treatment of Forfeitures.............................................................................55
11.08    Return of Contributions..............................................................................55
11.09    Litigation by Participants or Beneficiaries..........................................................56
XII      .....................................................................................................57
General Provisions............................................................................................57
12.01    Non-Alienation.......................................................................................57
12.02    Substitute Payee.....................................................................................58
12.03    Absence of Guarantee.................................................................................58
12.04    No Contract..........................................................................................58
12.05    Missing Persons......................................................................................58
12.06    Corporate Change.....................................................................................59

12.07    Merger...............................................................................................59
12.08    USERRA...............................................................................................61
XIII     .....................................................................................................60
Adoption of the Plan by Other Entities........................................................................60
13.01    Adoption of Plan.....................................................................................60
13.02    Withdrawal from Plan.................................................................................60

                                  Introduction


The Amended and Restated American Pacific Corporation Defined Benefit Pension Plan (hereinafter the "Plan") was first established effective October 1, 1987 by American Pacific Corporation (the "Company") for the benefit of Eligible Employees. It has now been amended and restated effective October 1, 1997, except as otherwise provided herein.

The rights and benefits of Participants who are Active Participants in the Plan on or after the Effective Date of this Restatement shall be determined as provided in this amended and restated Plan. The rights and benefits of any Participant who was not an Active Participant on or after the Effective Date of this Restatement, but who is entitled to benefits under the Plan, shall be determined in accordance with the applicable provisions of the Plan in effect at the time such Participant separated from service, except as required by applicable law or regulation or except as specifically provided or changed by subsequent amendments.

The Plan has been amended and restated to comply with the Tax Reform Act of 1986 and certain other laws and regulations including, without limitation, the Unemployment Compensation Amendments of 1992, the Omnibus Budget Reconciliation Act of 1993, the Retirement Protection Act of 1994, the Small Business Jobs Protection Act of 1996, the Taxpayer Relief Act of 1997, and the Internal Revenue Service Restructuring and Reform Act of 1998, which have become effective since the Plan was last amended. It is intended that the Plan, together with the Trust Agreement, meet all the requirements of ERISA as amended and qualify under Sections 401(a) and 501(a) of the Code. Except as otherwise provided, the Plan and all matters relating thereto shall be governed, construed and administered in accordance with the applicable laws of the United States and the State of Nevada.

                             Exhibit 10.4  Page 1

                                   ARTICLE I

                                  Definitions


The following terms used in the Plan have the meanings ascribed to them in
Article I unless a different meaning is plainly required by the context. Some of the words and phrases used in the Plan are not defined in this Article I, but, for convenience, are defined as they are introduced into the text. Words in one gender should be deemed to include the other gender. Nouns and pronouns stated in the singular should be deemed to include the plural and the plural should be deemed to include the singular whenever appropriate. Any headings used herein are included for ease of reference only, and are not to be construed so as to alter any of the terms of the Plan.

1.01  Accrued Benefit   means the amount of the monthly Retirement Benefit a
      ---------------
      Participant has earned as of the applicable determination date payable at Normal Retirement Date and shall be determined as provided in Section 3.01, using Final Average Compensation, Benefit Service and Covered Compensation as of the determination date.

1.02  Active Participant   means any Participant who is employed by a
      ------------------
      Participating Employer as an Eligible Employee on a determination date.

1.03  Actuarial Equivalent   means a benefit that is of equal value at the date
      --------------------
      of determination to the benefits for which they are to be substituted. For purposes of this Plan, the following conventions shall be used to calculate Actuarial Equivalence.

      (a) Except as provided in (c), for all purposes other than lump sum benefits, Actuarial Equivalence shall be based on an interest rate of seven percent (7%) and mortality rates from the 1984 Unisex Mortality Table.

      (b) Except as provided in (c), for lump sum benefits effective for distributions on and after September 27, 1995, Actuarial Equivalence shall be based on the Applicable Interest Rate and the Applicable Mortality Table.

      (c) For the purpose of Section 7.01, if the annual retirement benefit is payable in a form other than a life annuity payable for the life of the Participant or the joint lives of the Participant and Spouse, then effective October 1, 1995, Actuarial Equivalence shall be based on either the Plan's actuarial factors or five percent (5%) interest and the Applicable Mortality Table, whichever factors produce the higher life annuity. In the preceding sentence, the Applicable Interest Rate shall be substituted for five percent (5%) for benefit forms subject to Section 417(e)(3) of the Code.

                             Exhibit 10.4  Page 2

1.04  Affiliated Group   means the Company and all other entities required to be
      ----------------
      aggregated with the Company under Sections 414(b), (c), (m), or (o) of the Code but only in the period during which such other entity is required to be so aggregated with the Company.

1.05  Annuity Starting Date   means the first day of the first period for which
      ---------------------
      an amount is payable as an annuity, or in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such a benefit.

1.06  Applicable Interest Rate   means the annual rate of interest on 30-year
      ------------------------
      Treasury securities, as specified by the Commissioner of Internal Revenue, for the month in which falls the Annuity Starting Date for the distribution.

1.07  Applicable Mortality Table   means the table prescribed by the Secretary
      --------------------------
      of the Treasury under Section 417(e)(3) of the Code. As of October 1, 1995, the Applicable Mortality Table is the 1983 Group Annuity Mortality Table converted to a unisex basis by assuming fifty percent (50%) males.

1.08  Beneficiary   means a person or entity designated as such by a
      -----------
      Participant, on a form provided by the Plan Administrator, to receive benefits payable as a result of the Participant's participation in the Plan upon the Participant's death. Notwithstanding the preceding sentence, the Beneficiary shall be the Participant's Spouse at the time of death, unless:

      (a)  The Participant has no Spouse at the time of death, or

      (b) The Participant's Spouse consents in writing to the Participant's designation of an alternate Beneficiary in the manner prescribed in
           Article V and Article VI, or

      (c)  The Participant's Spouse cannot be located.

      If the Participant has no Spouse at the time of death, or if no other person designated as Beneficiary survives the Participant, the Beneficiary shall be the Participant's estate.

1.09  Benefit   means Retirement Benefit.
      -------

1.10  Board   means the Board of Directors of the Company.
      -----

1.11  Code means the Internal Revenue Code of 1986 as amended from time to time.
      ----
      All references to specific Code sections are deemed to be references to such sections as they may be amended or superseded.

1.12  Company means American Pacific Corporation.
      -------

                             Exhibit 10.4  Page 3

1.13  Compensation.
      ------------

      (a)  Compensation means the Participant's Section 415 Compensation during
           ------------
           employment with the Employer for the Plan Year except as provided below. Compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under Sections 125, 402(e)(3), 402(h) or 403(b) of the Code.

           Compensation of each Participant taken into account under the Plan for determining all benefits provided under the Plan for any determination period shall not exceed the limit on Compensation prescribed in Section 401(a)(17) of the Code (the "Section 401(a)(17) Limit"). For Plan Years beginning after December 31, 1988 and before January 1, 1994, this limitation shall be two hundred thousand dollars ($200,000), adjusted at the same time and in the same manner as under Section 415(d) of the Code, except that the first adjustment to the limit is effected on January 1, 1990. For Plan Years beginning on or after January 1, 1994, the limit is one hundred fifty thousand dollars ($150,000), as adjusted for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost of living adjustment in effect on January 1 of any calendar year shall apply to any determination period beginning in such calendar year. For this purpose, the "determination period" is any period not exceeding twelve (12) months over which Compensation is determined. If a determination period consists of fewer than twelve (12) months, the Section 401(a)(17) Limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is twelve (12).

           For Plan Years beginning before January 1, 1997, in determining the Compensation of a Participant for purposes of this limitation, the rules of Section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the Spouse of the Participant and any lineal descendant of the Participant who has not attained age nineteen (19) before the close of the year. If, as a result of the application of such rules, the adjusted Section 401(a)(17) Limit is exceeded, then (except for purposes of determining the portion of Compensation up to the integration level), the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of this limitation. This paragraph shall not apply for Plan Years beginning on and after January 1, 1997.

           If Compensation for any prior determination period is taken into account in determining a Participant's benefits accruing in the current Plan Year, the Compensation for the prior determination period is subject to the adjusted 401(a)(17) Limit in effect for that prior determination period. For this purpose, for benefits accruing in Plan Years beginning on or after January 1, 1989 and before January 1, 1994 with respect to determination periods beginning before January 1, 1990, the Section 401(a)(17) Limit is two hundred thousand dollars

                             Exhibit 10.4  Page 4

           ($200,000). Furthermore, for benefits accruing in Plan Years beginning on or after January 1, 1994 with respect to determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the Section 401(a)(17) limit is one hundred and fifty thousand dollars ($150,000).

           Section 401(a)(17) Participants - 1994 Fresh Start.
           --------------------------------------------------

           For the purpose of applying this subsection (a), the benefit formula in Section 3.01 shall be applied so that the Accrued Benefit of any
           Section 401(a)(17) Participant or Statutory Section 401(a)(17) Participant in any Plan Year beginning after December 31, 1993 will be equal to the greater of (1) or (2) where

           (1) means the sum of his Accrued Benefit on the last day of the last Plan Year beginning in 1993, frozen in accordance with Treasury Regulation Section 1.401(a)(4)-13, and his Accrued Benefit based on the benefit formula under the Plan as amended for Plan Years beginning after 1993, taking into account only Years of Benefit Service beginning after 1993 and

           (2) means his Accrued Benefit based on the benefit formula under the Plan as amended for Plan Years beginning after 1993, taking into account his total Years of Benefit Service.

           For the purpose of this subsection, a Statutory Section 401(a)(17) Participant means a Participant with an Accrued Benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1994 that was determined taking into account Compensation for a Plan Year beginning prior to 1989 in excess of two hundred thousand dollars ($200,000) for any year. Also for the purpose of this subsection (2), a Section 401(a)(17) Participant means a Participant with an Accrued Benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1994 that was determined taking into account Compensation for a Plan Year beginning prior to 1994 in excess of one hundred fifty thousand dollars ($150,000) for any year.

      (b)  Final Average Compensation means the monthly average of a
           --------------------------
           Participant's Compensation over any sixty (60) consecutive month period preceding the termination of employment or retirement which produces the highest average.

           If a Participant does not have the requisite amount of service described above, Final Average Compensation shall be determined on the basis of his entire period of employment as an Employee preceding the determination date.

           The provisions of this subsection (b) shall in no case reduce the Final Average Compensation of any individual who was employed by an Employer as an Employee on September 30, 1989, to an amount that is less than such individual's Final Average Compensation as of such date, computed in accordance with the terms of the Plan in effect on that date.

                             Exhibit 10.4  Page 5

      (c)  Section 415 Compensation means the Participant's wages, within the
           ------------------------
           meaning of Section 3401(a) of the Code and all other payments of compensation to the Participant by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Participant a written statement under Sections 6041(d), 6051(a)(3) and 6052 of the Code. Effective for Plan Years beginning on and after January 1, 1998, Section 415 Compensation shall include amounts not includible in gross income of the Employee under Sections 125, 402(e)(3), 402(h) or 403(b) of the Code. This definition may be modified to exclude amounts paid by the Employer as reimbursement for moving expenses incurred by the Employee to the extent that at the time of payment it is reasonable to believe that these amounts are deductible by the Employee under Section 217 of the Code. Section 415 Compensation must be determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed.

1.14  Covered Compensation means, for a Plan Year, a Participant's Compensation
      --------------------
      (determined in accordance with definition of Compensation set forth in this Plan) that is not in excess of the applicable wage base determined in accordance with the 1988 Covered Compensation Table.

1.15  Disability means total and permanent disability.  A Participant will be
      ----------
      considered Disabled or under a Disability if he is qualified for Social Security disability benefits. From time to time, the Employer may similarly require proof of the continued Disability of the Participant. If the Plan Administrator determines from such evidence that the Disability of such Participant has ceased and that his Social Security disability benefits have terminated and he has not reached his Normal Retirement Date or returned to Employment, all his rights to any benefits payable thereafter under this Plan on account of such Disability shall cease. If such Participant refuses for a period of 12 consecutive months to furnish to the Plan Administrator reasonable information requested by the Plan Administrator for such determination, then all his rights to any benefit under this Plan on account of such Disability shall cease.

1.16  Disability Retirement Date means the first day of the month following
      --------------------------
      Disability upon which the Participant would have been eligible to receive a Normal Retirement Benefit had his employment with the Employer continued.

1.17  Early Retirement Age   means the date on which the Participant first
      --------------------
      attains age fifty-five (55) and has completed at least ten (10) years of Vesting Service.

1.18  Early Retirement Date   means the first day of the month coinciding with
      ---------------------
      or next following the date the Participant elects to receive his Retirement Benefits under the Plan where such date is after the Participant's attainment of his Early Retirement Age but is prior to the Participant's attainment of his Normal Retirement Age.

1.19  Effective Date   means October 1, 1987.
      --------------

                             Exhibit 10.4  Page 6

1.20  Effective Date of this Restatement means October 1, 1997, except as
      ----------------------------------
      otherwise provided herein. The Effective Date of this Restatement in respect of Employees of any Employer that had not adopted the Plan as of the Effective Date of the Restatement shall be the date of adoption of this Plan by such Employer. In respect of Employers of any entity, all or substantially all of the assets of which shall be acquired by, or that shall be merged into or consolidated with an Employer after the Effective Date of this Restatement, the term Effective Date of this Restatement shall mean the date of such acquisition, merger or consolidation.

1.21  Eligible Employee   means an Employee employed by a Participating
      -----------------
      Employer, provided such person is not included in a unit of employees covered by a collective bargaining agreement in the negotiation of which retirement benefits were the subject of good faith bargaining if two percent or fewer of the employees of the Employer covered by such collective bargaining agreement are "professionals," as such term is defined in proposed or final Treasury Regulations, and who was not a Participant in the Plan on the date before the Effective Date of this Restatement, unless coverage under the Plan was negotiated by a union and the Employer.

1.22  Employee   means a person employed by an Employer, and shall not include
      --------
      any individual who performs services for an Employer solely as an independent contractor.

      Employee also means a leased employee within the meaning of Section 414(n) of the Code to the extent required by law.

      The term "leased employee" means any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year, and such services are performed under the primary direction and control of the recipient employer. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

      A leased employee shall not be considered an employee of the recipient if:
      (i) such employee is covered by a money purchase pension plan providing:
      (1) a nonintegrated employer contribution rate of at least ten percent (10%) of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludible from the employee's gross income under Sections 125, 402(e)(3), 402(h) or 403(b) of the Code, (2) immediate participation, and
      (3) full and immediate vesting; and (ii) leased employees do not constitute more than twenty percent (20%) of the recipient's nonhighly compensated workforce.

1.23  Employer means the Company and any other member of the Affiliated Group.
      --------

                             Exhibit 10.4  Page 7

1.24  Entry Date means the date an Eligible Employee may enter the Plan. The
      ----------
      Entry Date shall be the date coinciding with or next following the date the Eligible Employee satisfies the eligibility requirements set out in
      Section 2.01 of the Plan.

1.25  ERISA means the Employee Retirement Income Security Act of 1974, as
      -----
      amended from time to time.

1.26  Inactive Participant means any Participant who: (a) was transferred to
      --------------------
      an Employer which does not maintain this Plan for its employees; (b) was transferred to any group of employees not covered by the Plan; or (c) terminated service with the Employer (for as long as he is entitled to benefits under the Plan).

1.27  Late Retirement Date means the first day of the month coinciding with or
      --------------------
      next following the date a Participant retires, where such date is after his Normal Retirement Date.

1.28  Normal Retirement Age means the later of the date the Participant
      ---------------------
      attains age sixty-five (65) or the fifth (5/th/) anniversary of the date the Participant commenced participation in the Plan.

1.29  Normal Retirement Date means the first day of the month coinciding with
      ----------------------
      or next following the date the Participant attains his Normal Retirement Age. A Participant who is employed by an Employer on the date he attains his Normal Retirement Age shall be 100% vested in his Accrued Benefit.

1.30  Participant means any Eligible Employee who becomes eligible to
      -----------
      participate in the Plan pursuant to Article II and who continues to be entitled to any benefits under the Plan.

1.31  Participating Employer means the Company and any member of the
      ----------------------
      Affiliated Group which adopts this Plan as provided in Article XIII.

1.32  Plan means Amended And Restated American Pacific Corporation Defined
      ----
      Benefit Pension Plan as it may from time to time be amended. The Plan shall be deemed to include the Trust.

1.33  Plan Administrator means the person or persons designated to oversee the
      ------------------
      operation and administration of the Plan pursuant to Article IX.

1.34  Plan Year means the twelve (12) consecutive month period beginning on
      ---------
      October 1 and ending on the next following September 30.

1.35  Restatement means this Plan as amended and restated herein.
      -----------

1.36  Retirement Benefit means the amount to which a Participant shall become
      ------------------
      entitled, is entitled to or is receiving under this Plan.

                             Exhibit 10.4  Page 8

1.37  Social Security Retirement Age means respectively: (a) age 65 for a
      ------------------------------
      Participant born before January 1, 1938; (b) age 66 for a Participant born after December 31, 1937 but before January 1, 1955, and (c) age 67 for a Participant born after December 31, 1954.

1.38  Spouse means the person to whom the Participant is legally married on
      ------
      his Annuity Starting Date or, if earlier, on his date of death. The status of an individual as a Spouse of a Participant shall be determined under the laws of the jurisdiction of the Participant's domicile as of the time such status is determined.

1.39  Trust Agreement means the trust agreement and any and all amendments and
      ---------------
      successor agreements entered into between the Company and the Trustee for the purpose of funding benefits under the Plan. The Trust Agreement shall be deemed to be part of this Plan as if all of the terms and provisions were fully set forth herein.

1.40  Trust Fund means all sums of money or other property held by the Trustee
      ----------
      pursuant to the terms of the Trust Agreement.

1.41  Trustee means the Trustee or any successors thereto appointed to
      -------
      administer the Trust Fund.

1.42  Year of Service and other service measurements under the Plan shall be
      ---------------
      determined utilizing the special definitions of this Section. Unless otherwise specified, Service shall be credited for employment with any member of the Affiliated Group.

      (a)  A Year of Service means a Computation Period during which an Employee
             ---------------
           is credited with at least one thousand (1000) Hours of Service.

      (b)  A one-year Break in Service means a Computation Period during which
                      ----------------
           an Employee fails to complete more than five hundred (500) Hours of Service. However, an unpaid leave of absence approved in writing by the Plan Administrator shall not constitute a Break in Service or a termination of employment for eligibility, participation or vesting purposes. An unpaid leave of absence approved in writing by the Company shall not constitute a Break in Service or a termination of employment for eligibility, participation or vesting purposes.

      (c)  Computation Periods.
           -------------------

           (1)  The Eligibility Computation Period means the twelve (12)
                    ------------------------------
                consecutive month period beginning on the date the Employee first performs an Hour of Service for an Employer. Provided, however, that succeeding Eligibility Computation Periods shall be the twelve (12) consecutive month period beginning on the first day of the Plan Year, commencing with the Plan Year which begins on or immediately prior to the first anniversary of the date the Employee first performed an Hour of Service.

                             Exhibit 10.4  Page 9

           (2)  The Vesting Computation Period means the twelve (12) consecutive
                    --------------------------
                month period beginning on the first day of the Plan Year.

           (3)  Benefit Service Computation Period means the twelve (12)
                ----------------------------------
                consecutive month period beginning on the first day of the Plan Year.

      (d)  An Hour of Service means:
              ---------------

           (1) Each hour for which an Employee is paid or entitled to payment for the performance of duties with an Employer during the applicable Computation Period.

           (2) Each hour for which an Employee is paid, or entitled to payment, by an Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, except that

                (A) Not more than five hundred one (501) Hours of Service shall be credited on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single Computation Period), and

                (B) Hours of Service shall not be credited where such payment is made or is due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment or disability insurance laws, or solely to reimburse an Employee for medical or medically-related expenses.

           (3) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. No more than five hundred one (501) Hours of Service shall be credited for payment of back pay on account of any single continuous period during which the Employee did not or would not have performed duties. Hours of Service shall be credited under this paragraph to the computation period to which the award or agreement pertains, rather than the computation period in which the agreement or the award or payment is made. The same Hours of Service shall not be credited under both (1) and (2) above and this subpart.

           (4) Each hour an Employee on leave from employment to serve in the Armed Forces of the United States would have been paid, directly or indirectly, or entitled to payment under (1) above assuming that but for such military service he would have been regularly engaged in the performance of his duties. Such hours shall be credited to the Computation Period in which he would have been regularly engaged in the performance of his duties but for such military service. Provided, however, that no Hours of Service

                             Exhibit 10.4  Page 10
                shall be credited under this Section unless the Employee returns to active employment with a member of the Affiliated Group within the period provided by law for the protection of his re-employment rights.

           Hours of Service for reasons other than the performance of duties shall be determined and credited in accordance with Department of Labor Regulation (S) 2530.200b-2(b) and (c), which is incorporated herein by reference.

      (e)  Special Maternity/Paternity Rule.  Solely for the purpose of
           --------------------------------
           determining whether a Break in Service has occurred, an Employee who is absent from employment because of the Employee's pregnancy, the birth of the Employee's child, the placement of a child with the Employee in connection with the adoption of such child by the Employee, or the need to care for such child for a period beginning immediately following such birth or placement, shall be credited with:

           (1) The Hours of Service which otherwise would normally have been credited to such individual but for such absence, or

           (2) In any case in which the Plan Administrator is unable to determine the hours described above, eight (8) Hours of Service per day of such absence.

           The above rule shall apply only if the Employee furnishes to the Plan Administrator such timely information as it may require to establish that the absence was for the above reasons and to determine the number of days of such absence.

           Hours of Service shall be credited in the Computation Period in which the absence from work begins if such credit is necessary to prevent a Break in Service in that period. In any other case, such Hours of Service shall be credited in the immediately following Computation Period. In no event shall more than five hundred one (501) Hours of Service shall be credited because of such pregnancy or placement.

      (f)  Family and Medical Leave.  Solely to the extent required by law, an
           ------------------------
           Employee who is absent from employment because of a leave of absence under the Family and Medical Leave Act of 1993 shall receive credit for Hours of Service during such absence. Provided, however, that the same Hours of Service shall not be credited under both this subsection and any other provision of this Section.

                             Exhibit 10.4  Page 11

                                   ARTICLE II

                    Eligibility, Vesting and Benefit Service


2.01  Eligibility Requirements.
      ------------------------

      (a) Each Eligible Employee who was a Participant in the Plan immediately prior to the Effective Date of this Restatement shall continue to be a Participant. Each Eligible Employee who had satisfied the eligibility requirements of the Plan immediately prior to the Effective Date of this Restatement but who had not yet become a Participant shall become a Participant in this Plan on the Effective Date of this Restatement. Each other Eligible Employee shall become a Participant in this Plan on the Entry Date coinciding with or next following attainment of age twenty-one (21) and the completion of one
           (1) Year of Service.

      (b) In the event that the Company shall at any time acquire all or substantially all of the assets of another operating business or entity, or all or substantially all of the assets of another operating business or entity located in a geographically distinct area, the employees of such other operating business or entity who are thereafter employed by the Employer and become Eligible Employees shall receive credit for periods of service in the employ of such other business or entity for purposes of this Section 2.01 to the extent provided in a resolution of the board of directors of the Company adopted at or near the time of such acquisition or in the written agreements pursuant to which such acquisition was made; but only if such Employees would have received credit for such service in the employ of such other business or entity under the terms of this Plan if such Employees had been employed by an Employer. The Plan Administrator shall see to it that the provisions of this subsection 2.01(b) are applied in a uniform and nondiscriminatory manner and in a manner consistent with the provisions of Section 9.06 hereof. No employee shall receive credit for service in the employ of another business or entity pursuant to this subsection 2.01(b) if the crediting of such service would cause the Plan to fail to comply with any of the requirements of Section 401(a) of the Code for treatment as a qualified plan.

2.02  Participation upon Reemployment.
      -------------------------------

      (a) An Eligible Employee who separates from service after satisfying the eligibility requirements of Section 2.01 but before the next Entry Date shall become a Participant immediately upon reemployment as an Eligible Employee by a Participating Employer if he returns to employment after the next Entry Date but prior to incurring a one-year Break in Service.

      (b) A Participant who separates from service and is subsequently reemployed as an Eligible Employee by a Participating Employer after incurring a one-year Break

                             Exhibit 10.4  Page 12
           in Service shall again become an Active Participant in the Plan upon performance of an Hour of Service.

2.03  Inactive Participants.  Subject to Section 2.06, an Inactive Participant
      ---------------------
      shall continue to be credited with Vesting Service, Benefit Service and Compensation as if he had continued to be an Active Participant until employment with the member of the Affiliated Group ceases.

      Subject to Section 2.06, an Inactive Participant shall again become an Active Participant upon return to employment with a Participating Employer or upon transfer to an employee group eligible to participate in the Plan.

2.04  Vesting Service.
      ---------------

      (a) Except as provided in Section 2.06, a Participant shall be credited with one year of Vesting Service for each Year of Service with an Employer.

      (b) An Employee's Vesting Service shall also include periods of employment with a predecessor employer's business prior to its acquisition (or prior to the acquisition of certain assets of such business) by the Company:

           (1) If and to the extent specified in a resolution of the Board of Directors of the Employee's Employer at the time such Employer adopts this Plan; or

           (2) The Company shall have continued a pension or profit sharing plan of the predecessor employer or, to the extent required under Section 414(a)(2) of the Code, if the Company shall have maintained a pension or a profit sharing plan that was not the plan maintained by a predecessor employer.

      (c) The provisions of this Section shall not operate to decrease any Participant's Vesting Service to a period that is shorter than the period of the Participant's Vesting Service as of October 1, 1989, under the terms of this Plan, as effective prior to October 1, 1989.

2.05  Benefit Service.
      ---------------

      (a) Except as provided in Section 2.06, a Participant shall be credited with one year of Benefit Service for each Benefit Service Computation Period during which he completes one thousand (1,000) Hours of Service with an Employer.

           Benefit Service is credited in full years only.

      (b) Participants who become eligible to participate in the Plan after the Effective Date of this Restatement as a consequence of the adoption of this Plan by an employing entity, as a consequence of the acquisition by the Company of the assets of an employing entity, or as a consequence of the merger of an employing entity into

                             Exhibit 10.4  Page 13
           the Company, shall receive Benefit Service to the extent and upon the terms and conditions specified in a resolution of the Board of Directors of the employing entity on the basis of the most recent period of employment with such employing entity prior to the date on which the employing entity adopts the Plan or prior to the date of the acquisition or merger.

      (c) Notwithstanding the foregoing provisions of this Section, in the event that the assets of another qualified pension plan shall be merged with and into this Plan, with respect to Participants who become Participants as a result of such consolidation, (1) Benefit Service may be granted in such manner and to such extent as shall be provided in connection with such consolidation, on the basis of accredited service (however designated) accrued under such other plan prior to the effective date of such consolidation, or (2) in lieu of the granting of Benefit Service, the benefits based upon accredited service (however designated) accrued under such other plan prior to the effective date of such consolidation may be preserved as a special retirement benefit, with respect to which all requirements for such accredited service shall be governed by the terms and provisions of such other private pension plan, as amended to the effective date of such consolidation.

2.06  Disregarded Service.  The Service to be credited to an Employee under
      -------------------
      this Article shall not include Service prior to a Break in Service if:

      (a) The Employee did not have a nonforfeitable right to an Accrued Benefit derived from Employer contributions at the time of the Break in Service, and

      (b) The number of consecutive one-year Breaks in Service equals or exceeds the greater of five (5) or the aggregate number of Years of Service credited to the Employee before such Break in Service.

                             Exhibit 10.4  Page 14

                                  ARTICLE III

                              Retirement Benefits


3.01  Normal Retirement Benefit.  A Participant who retires on his Normal
      -------------------------
      Retirement Date shall be entitled to a monthly Retirement Benefit commencing on his Normal Retirement Date equal to two percent (2%) (base benefit percentage) of the Participant's Final Average Compensation up to Covered Compensation; plus two and sixty-five one hundredths percent (2.65%) (excess benefit percentage) of the Participant's Final Average Compensation in excess of his Covered Compensation, the sum multiplied by his years of Benefit Service up to but not exceeding twenty (20) such years.

      Notwithstanding the foregoing provisions of this Section 3.01, however, the monthly Normal Retirement Benefit shall in no case be less than fifty dollars ($50.00).

      Notwithstanding the foregoing, the benefit provided to a Participant shall not violate the cumulative permitted disparity limits set forth in Treas. Reg. (S)1.401(l)-5. In this regard, the number of years of Benefit Service taken into account above for any Participant will not exceed the Participant's cumulative disparity limit. The Participant's cumulative disparity limit is equal to thirty-five (35) minus the number of years during which the Participant earned a year of credited service under one or more qualified plans or simplified employee pensions ever maintained by the Employer, other than years for which a Participant earned a year of Benefit Service under this Plan. If the Participant's cumulative disparity limit is less than the period of years used to determine the Participant's benefit above, then for years after the Participant reaches the cumulative disparity limit and through the end of the period specified above, the Participant's benefit will be equal to the excess benefit percentage, or, if lesser, the highest percentage permitted under the 133 1/3 percent accrual rule of Section 411(b)(1)(B) of the Code (if applicable) times Final Average Compensation.

      If a Participant begins receiving benefits at an age other than Normal Retirement Age, the Participant's benefit will be determined in accordance with Section 3.06.

      For any Plan Year in which a Participant benefits under more than one plan of the Employer, the benefit provided above to a Participant shall not violate the overall permitted disparity limits set forth in Treas. Reg.
      (S)1.401(l)-5. In this regard, for any Plan Year this Plan benefits any Employee who benefits under another qualified plan or simplified employee pension maintained by the Employer that provides for permitted disparity (or imputes disparity), the benefit for each Participant under this Plan will be equal to the base benefit percentage times the Participant's Final Average Compensation.

                             Exhibit 10.4  Page 15

      If the preceding paragraph is applicable, the Fresh Start Date (within the meaning of Treas. Reg. (S)1.401(a)(4)-13) shall be the last day of the Plan Year preceding the Plan Year in which this paragraph is applicable. In addition, if in any subsequent Plan Year, this Plan no longer benefits any Employee who also has benefits under another qualified plan or simplified employee pension maintained by the Employer that provides for permitted disparity (or imputes permitted disparity), the Fresh Start Date shall be the last day of the Plan Year preceding the Plan Year in which this paragraph is no longer applicable.

      (c)  Fresh Start Rules - Change in Benefit Formula
           ---------------------------------------------

           (1)  Fresh Start Definitions - For purposes of this subsection, the
                -----------------------
                following terms shall be defined as follows:

                Fresh Start - A change in the Normal Retirement Benefit formula.
                -----------

                Fresh Start Date - September 30, 1989, which is the day
                ----------------
                immediately preceding the effective date of the Fresh Start.

                Pre-Fresh Start Plan Year - Any Plan Year ending on or before
                -------------------------
                the Fresh Start Date.

                Post-Fresh Start Plan Year - Any Plan Year beginning after the
                --------------------------
                Fresh Start Date.

                Fresh Start Date Accrued Benefit - The Participant's Accrued
                --------------------------------
                Benefit as of the Fresh Start Date, calculated and adjusted as described in clause (3) of the subsection.

           (2)  Calculation of Accrued Benefit After Fresh Start Date.  With
                -----------------------------------------------------
                respect to any Participant with an Accrued Benefit under the Plan (or any predecessor) as of the Fresh Start Date attributable to any Pre-Fresh Start Year, and who has at least one Hour of Service in a Post-Fresh Start Plan Year, the Participant's Accrued Benefit in any Post-Fresh Start Plan Year will be equal to the greater of his Fresh Start Date Accrued Benefit or his Accrued Benefit based on the benefit formula under the Plan as amended for Post-Fresh Start Date Plan Years, taking into account his total Years of Benefit Service both before and after the Fresh Start Date.

           (3)  Calculation of Fresh Start Date Accrued Benefit. A Participant's
                -----------------------------------------------
                Fresh Start Date Accrued Benefit is an amount equal to his Accrued Benefit determined as of (and as if the Participant had terminated employment with the Affiliated Group on) the Fresh Start Date, based upon the Plan provisions in effect on the Fresh Start Date without regard to any amendment adopted after the Fresh Start Date (unless the amendment is

                             Exhibit 10.4  Page 16
                recognized as retroactively effective before the Fresh Start Date under Section 401(b) of the Code or Treas. Regs. 1.401(a)(4)-11(g)). However, the Fresh Start Date Accrued Benefit as so determined is subject to adjustment as follows:

                (A) The Fresh Start Date Accrued Benefit shall be subject to increases based on adjustments under Section 415(d)(1) of the Code in the maximum benefit permitted under Section 415(b)(1) of the Code.

                (B) The Fresh Start Date Accrued Benefit shall be adjusted to increase the benefits of former employees who were employed on the Fresh Start Date.

                (C) The Fresh Start Date Accrued Benefit shall be increased, if it includes top heavy minimum benefits, to the extent necessary to comply with the requirement of Section 416(c)(1)(D)(i) of the Code that top heavy minimum benefits be based on the Participant's Compensation averaged over the highest five or fewer years.

                (D) The Fresh Start Date Accrued Benefit shall be adjusted so that the Fresh Start Date Accrued Benefit is not less than it would have been if the formula's base benefit percentage had been 50% of the formula's excess benefit percentage. The Fresh Start Date Accrued Benefit is not less than if the offset had been limited to 50% of the benefit determined without application of the offset.

3.02  Early Retirement Benefit.  In lieu of his Normal Retirement Benefit, a
      ------------------------
      Participant who has attained his Early Retirement Age may elect to receive a monthly benefit commencing on his Early Retirement Date equal to his Accrued Benefit as of such date, reduced by twenty-five one-hundredths percent (.25%) for each calendar month or portion thereof that the Participant's Early Retirement Date precedes his Normal Retirement Date.

      The election to receive an Early Retirement Benefit shall be made by filing a written election with the Plan Administrator prior to the first day of the month coinciding with or next following the date of the applying Participant's separation from the service of the Employer. The Plan Administrator may, in its sole discretion, accept a late filed application if petitioned to do so by the Participant for good cause shown. The election to receive an Early Retirement Benefit shall be irrevocable after commencement of any Benefit payments.

3.03  Late Retirement Benefit.  A Participant who retires on his Late
      -----------------------
      Retirement Date shall receive a monthly Retirement Benefit equal to the greater of:

                             Exhibit 10.4  Page 17

      (a)  the benefit to which he would have been entitled pursuant to Section
           3.01 if he had retired at his Normal Retirement Date, but adjusted by including any additional years of Benefit Service which have accrued since his Normal Retirement Date up to the maximum number, if any, of years of Benefit Service described in Section 3.01 and by taking into account any increases in Compensation earned since his Normal Retirement Date,

           or

      (b) the Actuarial Equivalent of the unadjusted benefit to which he would have been entitled pursuant to Section 3.01 if he had retired at his Normal Retirement Date or in the case of a Participant who retires during any Plan Year following the Plan Year in which his Normal Retirement Date occurs, the Actuarial Equivalent of the benefit to which he would have been entitled pursuant to this Section 3.03 if he had retired at the close of the prior Plan Year.

      However, the number of payments certain described in Section 5.01 shall be reduced to the extent necessary to conform to a period permitted by
      Section 5.06, in which case each monthly payment shall be increased so that the benefit is the Actuarial Equivalent of what it would have been without the reduction in period certain.

3.04  Disability Retirement Benefit.  A Participant who retires due to
      ------------------------------
      Disability shall be entitled to receive a monthly Disability Retirement Benefit commencing on his Disability Retirement Date equal to his vested Accrued Benefit calculated:

      (a) As if the Participant had continued to earn Benefit Service from the date he was first absent from work due to his Disability until his Normal Retirement Date and

      (b) As if his Compensation had remained constant from the date he was first absent from work due to his Disability until his Normal Retirement Date.

      A Participant who has been determined to be disabled but who is not currently receiving a Disability Retirement Benefit shall be considered to be actively employed by the Employer for purposes of Article VI.

      A Participant whose Disability has ended and who returns to employment with the Employer shall be credited with Benefit Service for the period during which he was disabled. A Participant who does not return to employment with the Employer after his Disability has ended shall cease to be credited with Benefit Service upon his recovery and shall be entitled to benefits under the Plan only to the extent provided in Article IV of the Plan.

      Not withstanding the above, a Participant whose Disability precedes his completion of ten (10) Years of Vesting Service (for the purpose of Article IV) shall not be entitled to a Disability Retirement Benefit or continued accrual of Benefit Service during Disability under this Plan.

                             Exhibit 10.4  Page 18

3.05  No Duplication of Benefits. Any benefit payable under this Plan shall be
      --------------------------
      reduced by any benefit paid to a Participant under the terms of any other defined benefit plan qualified under Section 401(a) of the Code to which the Employer contributes, directly or indirectly, other than by payment of taxes, to the extent that such benefit is based on a period of employment with the Employer for which a Participant receives credit for benefits under the Plan.

3.06  Maximum Excess Allowance.
      ------------------------

      (a) The Maximum Excess Allowance at any retirement age shall be the lesser of (i) the base benefit percentage or (ii) the percentage specified in the table below for the Plan's normal form of benefit specified in Section 5.01(a).

------------------------------------------------------------------------------------------------
                                   Normal Form of Benefit (%)
------------------------------------------------------------------------------------------------
                                               Life Annuity +   Life Annuity +    Life Annuity +
                             Life Annuity     5 Year Certain   10 Year Certain  15 Year Certain
------------------------------------------------------------------------------------------------
         Adjustment                    1.00              0.97             0.91              0.84
------------------------------------------------------------------------------------------------
       Age At Which
        Benefits
        Commence

           70                         1.048             1.017            0.954             0.880
           69                         0.950             0.922            0.865             0.798
           68                         0.863             0.837            0.785             0.725
           67                         0.784             0.760            0.713             0.659
           66                         0.714             0.693            0.650             0.600
           65                         0.650             0.631            0.592             0.546
           64                         0.607             0.589            0.552             0.510
           63                         0.563             0.546            0.512             0.473
           62                         0.520             0.504            0.473             0.437
           61                         0.477             0.463            0.434             0.401
           60                         0.433             0.420            0.394             0.364
           59                         0.412             0.400            0.375             0.346
           58                         0.390             0.378            0.355             0.328
           57                         0.368             0.357            0.335             0.309
           56                         0.347             0.337            0.316             0.291
           55                         0.325             0.315            0.296             0.273
------------------------------------------------------------------------------------------------

      (b) If a Benefit is distributed in a form other than the normal form (as specified in Section 5.01) or at an age other than Normal Retirement Age, the Benefit shall be adjusted as provided in this subsection.

                             Exhibit 10.4  Page 19

           (1) If Benefit payments commence to a Participant at a time other than Normal Retirement Age, the Participant's Accrued Benefit, before the adjustments provided for early or late retirement, shall be multiplied by a fraction, the numerator of which is the Annual Factor that corresponds to the age at which benefits commence to the Participant in the Plan's normal form of benefit, and the denominator of which is the Annual Factor that corresponds to the Normal Retirement Age under the Plan in the normal form of benefit.

           (2) If Benefit payments commence to the Participant in a form other than the normal form of benefit, the product in the preceding paragraph will be actuarially adjusted in accordance with the provisions of Section 1.03.

           (3) The Annual Factor is the factor derived from the table in (a) based on the Normal Retirement Age (determined without regard to the years of participation requirement, if any), and the Plan's normal form of benefit.

           (4) If Benefit payments commence in a month other than the month in which the Participant attains the age specified in the foregoing table, the Annual Factor will be determined by straight line interpolation.

           (5) Notwithstanding (4) above, for a benefit commencement date preceding the first day of the month in which the Participant attains age fifty-five (55), the Applicable Factor shall be the Actuarial Equivalent of the age fifty-five (55) Annual Factor determined in (a). For a benefit commencement date following the first day of the month in which the Participant attains age seventy (70), the Applicable Factor shall be the Actuarial Equivalent of the age seventy (70) Annual Factor determined in
                (a).

           (6) A Disability Retirement Benefit other than a qualified Disability Retirement Benefit, commencing before a Participant's Normal Retirement Age will be treated as a Benefit subject to the limitations of this Section. A Disability Retirement Benefit, will be treated as a qualified Disability Retirement Benefit only if the benefit: (i) is payable under the Plan solely on account of a Participant's Disability, as determined by the Social Security Administration; (ii) terminates no later than the Participant's Normal Retirement Age; (iii) is not in excess of the amount of the benefit that would be payable if the Participant had separated from service at Normal Retirement Age, and (iv) upon attainment of Early or Normal Retirement Age, the Participant receives a benefit that satisfies the accrual and vesting rules of Section 411 of the Code (and the regulations thereunder) without taking into account the Disability Retirement Benefits made up to that age.

                             Exhibit 10.4  Page 20

           (7) If this Plan has had a Fresh Start, the limitations in this subsections (1) and (2) will be applied only to the Participant's accruals for years for which the Plan provides for the disparity permitted under Section 401(l) of the Code. All Benefit accruals for years for which the Plan does not provide for the disparity permitted under Section 401(l) of the Code will be actuarially adjusted in accordance with the provisions of Section 1.03.

                             Exhibit 10.4  Page 21

                                   ARTICLE IV

                    Benefits upon Termination of Employment


4.01  Deferred Normal Retirement Benefit.  A Participant who separates from
      ----------------------------------
      service before his Normal Retirement Date shall receive, on his Normal Retirement Date after submitting a written application on a form prescribed for that purpose by the Plan Administrator, the vested portion of his Accrued Benefit determined as of the date he separated from service. The Committee may, in its sole discretion, accept a late filed application if petitioned to do so by the Participant for good cause shown.

      A Participant shall become vested in his Accrued Benefit attributable to Employer contributions according to the following schedule:

         Years of Vesting Service    Vested Percentage
         ------------------------    -----------------

            less than 3                        0%
            3 but less than 4                 20%
            4 but less than 5                 40%
            5 but less than 6                 60%
            6 but less than 7                 80%
            7 or more                        100%

      Accrued Benefits forfeited pursuant to this Section shall not be used to increase the Accrued Benefit of any other Participant.

4.02  Deferred Early Retirement Benefit.  A Participant entitled to the
      ---------------------------------
      Deferred Normal Retirement Benefit described above who separated from service prior to attaining his Early Retirement Age may elect to receive the Benefit commencing on his Early Retirement Date. The amount of such Benefit shall be reduced for early commencement as provided in Section 3.02.

      Furthermore, a Participant entitled to the Deferred Normal Retirement Benefit described above who separated from service prior to attaining his Early Retirement Age may elect to receive his or her vested Benefit in either a single sum as described in Section 5.02(g) or in the Normal Form described in Section 5.01, commencing as soon as practicable after the Participant terminates employment with the Employer, provided the Actuarial Equivalent of the Participant's vested monthly Accrued Benefit does not exceed ten thousand dollars ($10,000) and not less than the amount specified in Section 5.04 for involuntary cashout. The vested Accrued Benefit shall be reduced so that the benefit commencing at such date is the Actuarial Equivalent of his vested Benefit payable at his Normal Retirement Date.

                             Exhibit 10.4  Page 22

      The election to receive a Deferred Early Retirement Benefit shall be made by filing a written election with the Plan Administrator. Such election shall be irrevocable after commencement of any Benefit payments.

4.03  Form of Payment.  The benefits described in this Article IV shall be
      ---------------
      payable in the forms set out in Article V.

                             Exhibit 10.4  Page 23

                                   ARTICLE V

                    Form and Payment of Retirement Benefits


5.01  Normal Form of Benefit.  Unless a Participant elects an optional form
      ----------------------
      of payment, the Benefits described in Article III and Article IV shall be payable in the form of an immediate Life Annuity as described in Section 5.02(a) or, in the case of a Participant who is married on his Annuity Starting Date, in the form of an immediate Qualified Joint and Survivor Annuity as described in Section 5.02(b).

5.02  Other Forms of Benefit.  Provided the requirements of Section 5.03 are
      ----------------------
      met, a Participant may waive the normal form of benefit under the Plan and elect to receive Benefits in one of the forms set out below. Benefits payable in a form other than that described in (a) below shall be the Actuarial Equivalent thereof:

      (a)  Life Annuity -- Under this form of benefit (also referred to as a
           ------------
           straight-life annuity), payment of monthly installments will commence as provided in Article III or IV and will continue for the lifetime of the Participant and will cease upon his death.

      (b)  Qualified Joint and Survivor Annuity -- Under this form of benefit,
           ------------------------------------
           payment of monthly installments will commence as provided in Article III or IV and will be made for the lifetime of the Participant. If the Participant predeceases his Spouse, payment in an amount equal to 50% (or 75% or 100%, if elected by the Participant) of the Participant's Benefit will continue to the Spouse for life.

      (c)  Five Years Certain and Life Annuity -- Under this form of benefit,
           -----------------------------------
           payment of monthly installments will commence as provided in Article III or IV and will continue for the Participant's lifetime. If the Participant dies before sixty (60) monthly installments have been paid, such benefit will be payable to the Participant's Beneficiary until a total of sixty (60) monthly installments have been paid. If, upon the Participant's death, there is no living designated Beneficiary or, if a Beneficiary receiving a benefit after the Participant's death dies before a total of sixty (60) monthly installments have been paid to the Participant and the Beneficiary, the commuted value of the unpaid installments shall be paid to the Participant's estate.

      (d)  Ten Years Certain and Life Annuity -- Under this form of benefit,
           ----------------------------------
           payment of monthly installments will commence as provided in Article III or IV and will continue for the Participant's lifetime. If the Participant dies before one hundred twenty (120) monthly installments have been paid, such Benefit will be payable to the Participant's Beneficiary until a total of one hundred twenty (120) monthly installments have been paid. If, upon the Participant's death, there is no living designated Beneficiary or, if a Beneficiary receiving a benefit after the

                             Exhibit 10.4  Page 24

           Participant's death dies before a total of one hundred twenty (120) monthly installments have been paid to the Participant and the Beneficiary, the commuted value of the unpaid installments shall be paid to the Participant's estate.

      (e)  Fifteen Years Certain and Life Annuity -- Under this form of benefit,
           --------------------------------------
           payment of monthly installments will commence as provided in Article III or IV and will continue for the Participant's lifetime. If the Participant dies before one hundred eighty (180) monthly installments have been paid, such benefit will be payable to the Participant's Beneficiary until a total of one hundred eighty (180) monthly installments have been paid. If, upon the Participant's death, there is no living designated Beneficiary or, if a Beneficiary receiving a benefit after the Participant's death dies before a total of one hundred eighty (180) monthly installments have been paid to the Participant and the Beneficiary, the commuted value of the unpaid installments shall be paid to the Participant's estate.

      (f)  Joint and Survivor Annuity -- Under this form of benefit, monthly
           --------------------------
           payments will commence as provided in Article III or IV and will be made for the life of the Participant. If the Participant predeceases his Beneficiary, payments in an amount equal to 50%, 75% or 100% of the Participant's monthly Benefit shall continue to such Beneficiary for life.

      (g)  Single Sum Distribution -- Under this form of benefit, a single sum
           -----------------------
           payment will be made to the Participant that is the Actuarial Equivalent of the monthly Benefit payable under subsection (a) within a reasonable time after the end of the Plan Year in which the Participant's employment with the Company terminates, and in any event before the end of the second Plan Year following the Plan Year in which the Participant separates from the service of the Company. This option is available only for Participants for whom the Actuarial Equivalent of the monthly Benefit is not more than $10,000 and not less than the amount specified in Section 5.04 for involuntary cashout or who, under the terms of the Plan in effect on the day before the Effective Date of this Restatement, was entitled to elect a single sum distribution of his or her Accrued Benefit (but only with respect to the portion of Accrued Benefit earned before the amendment eliminating the right to such single sum distribution was executed).

      The election of a form of benefit under this Section may not be revoked or changed after a Participant's Annuity Starting Date.

5.03  Waiver of Qualified Joint and Survivor Annuity.
      ----------------------------------------------

      (a) For the purposes of this Section, the term "Qualified Joint and Survivor Annuity" means not only the form of benefit described in
           Section 5.02(b) but also the normal form of benefit described in
           Section 5.01 payable to a Participant who is not married on his Annuity Starting Date.

                             Exhibit 10.4  Page 25

      (b) No less than thirty (30) days and no more than ninety (90) days before the Annuity Starting Date, the Plan Administrator shall provide a Participant with a written explanation in nontechnical language, of the terms and conditions of: (1) the Qualified Joint and Survivor Annuity, (2) his right to elect to waive the benefit and the effect of such election, (3) the rights of the Participant's Spouse with respect to such election, (4) the right to make and effect of, a revocation of a previous election, and (5) the relative values of the various forms of benefit under the Plan.

      (c) A Participant may elect to waive the Qualified Joint and Survivor Annuity and to receive payment under another payment form only if the following conditions are met:

           (1) The waiver is made within the ninety (90) day period ending on the Participant's Annuity Starting Date.

           (2) The Participant's Spouse consents in writing to such waiver and to the designation of the beneficiary or the form of benefit elected. Such consent must be witnessed by a notary public or plan representative, must be filed with the Plan Administrator and must acknowledge the effect of such wavier. No consent is required if it is established to the satisfaction of the Plan Administrator that the Participant does not have a Spouse or that the Spouse cannot be located.

           The election to waive the Qualified Joint and Survivor Annuity may be revoked by the Participant at any time prior to his Annuity Starting Date.

           However, effective October 1, 1999, if the Participant, after having received the written explanation described above, affirmatively elects a form of distribution and the spouse consents to that form of distribution (if necessary), the Annuity Starting Date may be less than thirty (30) days after the written explanation was provided to the Participant, provided that the following requirements are met:

           (1) The Plan Administrator provides information to the Participant clearly indicating that the Participant has a right to at least thirty (30) days to consider whether to waive the Qualified Joint and Survivor Annuity and consent to another form of distribution;

           (2) The Participant is permitted to revoke an affirmative distribution election until the later of the Annuity Starting Date or the eighth day following the date the foregoing explanation is provided to the Participant;

           (3) The Annuity Starting Date is after the date the foregoing explanation is provided to the Participant. The Annuity Starting Date may be before the affirmative distribution election is made and before distribution commences; and

                             Exhibit 10.4  Page 26

           (4) Distribution in accordance with the affirmative election does not commence before the eighth day after the foregoing explanation is provided to the Participant.

      (d) Notwithstanding any other provision in the Plan, no benefit payment will be made prior to the time the notice requirements of subsection
           (b) have been satisfied. Any benefit payment which is delayed by operation of this subsection shall be paid to the Participant once the benefit amount is calculated.

5.04  Cash-out of Accrued Benefit.  Notwithstanding any other provision of the
      ---------------------------
      Plan, a Participant who separates from service or retires with a vested Accrued Benefit shall be paid the Actuarial Equivalent of such benefit in a single sum, provided that such Actuarial Equivalent has not, at the time of this or any prior distribution, exceeded the amount (five thousand dollars ($5,000) effective October 1, 1999, three thousand five hundred dollars ($3,500) prior to October 1, 1999) permitted to be cashed out without consent by Section 417(e) of the Code. Any such payment shall be in lieu of the benefits otherwise payable hereunder. For purposes of this Section, if the present value of the Participant's vested Accrued Benefit is zero, the Participant shall be deemed to have received a distribution of such vested benefit on the date his employment with the Employer ends.

      If a Participant who has received a single sum payment under this Section or Section 5.02(i) resumes employment covered under the Plan, such Participant's later Accrued Benefit hereunder shall not include Benefit Service attributable to his prior period of employment unless such Participant repays to the Plan the full amount of the previous distribution plus interest at the rate determined for purposes of Section 411(c)(2)(C) of the Code (assessed from the date of the previous distribution), before the earlier of: i) five (5) years after the first date on which the Participant subsequently resumes employment covered by the Plan, or ii) the close of the first period of five (5) consecutive one-year Breaks in Service commencing after distribution. The Plan Administrator shall prescribe such procedures as it deems necessary or appropriate to facilitate such a repayment to the Plan by a person who resumes employment covered under the Plan.

      A Participant who resumes employment covered under the Plan shall be given the opportunity to repay to the Plan the amount described above only if such Participant received a distribution of the Actuarial Equivalent of his vested Benefit and the amount thereof was less than the Actuarial Equivalent of his Accrued Benefit (expressed in the form of an annual benefit commencing at Normal Retirement Age).

      Notwithstanding the above, no single sum payment may be made to the recipient of a Qualified Joint and Survivor Annuity after the Annuity Starting Date, unless the Participant and his Spouse (or where the Participant has died, the surviving Spouse) consent in writing to such distribution.

                             Exhibit 10.4  Page 27

5.05  Commencement of Benefits.
      ------------------------

      (a) Unless the Participant elects otherwise in writing pursuant to a provision of this Plan, the payment of Benefits under the Plan to a Participant shall commence no later than the sixtieth (60th) day after the close of the Plan Year in which the last of the following occurs:

           (1)  The Participant attains Normal Retirement Age;

           (2) The tenth (10th) anniversary of the Participant's initial participation in the Plan; or

           (3)  The Participant terminates service with all Employers.

           A Participant who wishes to defer the commencement of benefit payments beyond the latest date specified above may elect to do so by filing with the Plan Administrator a written statement signed by the Participant that describes the Benefit and the date on which the payment of the Benefit is to commence. No election may be made that would defer the first payment date beyond the Required Beginning Date (defined in subsection (b)). Once filed, an election may be changed only with the consent of the Plan Administrator.

      (b) Notwithstanding the above, for a Participant who reaches age seventy and one-half (70 1/2) prior to January 1, 2000 distribution of benefits must commence not later than the April 1 of the calendar year following the calendar year in which the Participant attains age seventy and one half (70 1/2). Provided, however, that in the case of an active Participant who has attained age seventy and one half (70 1/2) prior to January 1, 1988 and who is not a five percent (5%) owner (as defined in Section 416 of the Code), distribution of benefits need not commence until the April 1 of the calendar year following the calendar year in which the Participant retires. Provided further, that in the case of an active Participant who attained age seventy and one half (70 1/2) during 1988 and who is not a five percent (5%) owner (as defined in Section 416 of the Code), distribution of benefits need not commence until April 1, 1990.

           Effective for Participants who reach age seventy and one-half (70 1/2) on or after January 1, 2000, with respect to a five percent (5%) owner, distribution of benefits shall commence not later than April 1 of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70 1/2). A Participant who reaches age seventy and one-half (70 1/2) on or after January 1, 2000 and who is not a five percent (5%) owner shall commence receipt of benefits not later than April 1 of the calendar year following the calendar year in which the Participant reaches age seventy and one-half or retires, if later.

           If the provisions of this Section 5.05(b) and Section 5.06 require the payment of benefits to a Participant who has not yet terminated employment, the Participant's additional Accrued Benefit earned during each subsequent accrual period and

                             Exhibit 10.4  Page 28
           determined as of the end of such period shall be actuarially reduced to reflect distributions made during the period to which the additional Accrued Benefit relates.

5.06  Methods of Distribution.
      -----------------------

      (a) Except as otherwise provided in Section 5.02(b), with respect to the Qualified Joint and Survivor Annuity requirements, the provisions of this Section will apply to any distribution of a Participant's interest and will take precedence over any inconsistent provisions of this Plan.

      (b) All distributions required under this Section shall be determined and made in accordance with Section 401(a)(9) of the Code, as in effect on the Effective Date of this Restatement or as hereafter amended, and the regulations thereunder, including the minimum distribution death incidental benefit requirement of Proposed Treasury Regulation
           Section 1.401(a)(9)-2.

      (c) Distribution of benefits, if not made in a single sum, shall be made over one of the following periods (or a combination thereof): 1) the life of such Participant; 2) the lives of such Participant and a designated Beneficiary; 3) a period not extending beyond the life expectancy of such Participant or 4) a period not extending beyond the life expectancy of such Participant and a designated Beneficiary.

      (d) If the distribution of the Participant's interest has begun in accordance with the preceding paragraph and the Participant dies before his entire interest has been distributed to him, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution used as of his date of death.

      (e) If the Participant dies before distribution commences, his or her entire interest will be distributed no later than December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent an election is made to receive distributions in accordance with (1) and (2) below;

           (1) Payments of any portion of such interest to or for the benefit of a Beneficiary may be made over the life or life expectancy of such Beneficiary commencing no later than December 31 of the calendar year containing the first anniversary of the Participant's death; and

           (2) Payments of any portion of such interest to the Participant's surviving Spouse are not required to begin earlier than December 31 of the calendar year in which the Participant would have attained age seventy and one half (70 1/2) or, if later, December 31 of the calendar year in which the Participant dies.

                             Exhibit 10.4  Page 29

           If the Spouse dies before payments begin, subsequent distributions are required under this subsection (except for subsection (e)(2)) as if the surviving Spouse was the Participant.

           Such election must be made by the Participant (or his Beneficiary, if the Participant dies without having made such an election) on or before the earlier of the date by which distribution must commence absent such election and the date distribution must commence assuming such election has been made.

      (f) For the purpose of this Section, distribution of a Participant's interest is considered to begin on the Participant's Required Beginning Date (or, if the next to last sentence of subsection (e) applies, the date distribution is required to begin to the surviving Spouse pursuant to subsection (e)). If distribution in the form of an annuity irrevocably commences to the Participant before the Required Beginning Date, distribution is considered to commence on the date it actually commences.

      (g) Any amount paid to a child of the Participant will be treated as if it had been paid to the surviving Spouse if such benefit becomes payable to the surviving Spouse when the child reaches the age of majority.

      (h) For purpose of this Section, any distribution required under the incidental death benefit requirements of Section 401(a) of the Code shall be treated as a distribution required under Section 401(a)(9) of the Code.

      (i) If a Participant elects an optional form of benefit that provides a survivor benefit to a person other than a surviving spouse, the survivor benefit shall be limited so that the value of the annuity payable during the Participant's lifetime shall be not less than fifty-one percent (51%) of the value of the Participant's Accrued Benefit calculated at his actual Retirement Date.

5.07  Suspension of Benefits.
      ----------------------

      (a) Retirement Benefits in pay status will be suspended for each calendar month following the Annuity Starting Date after a Participant is reemployed on a full-time permanent basis. Notwithstanding the foregoing, distributions shall continue for any Participant who does not complete at least forty (40) Hours of Service with the Employer, or if the Plan has not determined the actual number of Hours of Service, such Participant does not perform an Hour of Service on each of eight (8) or more days (or separate work shifts).

      (b) Benefits suspended in accordance with this Section shall resume no later than the first day of the third calendar month following the calendar month when the Participant is no longer employed on a full-time permanent basis or fails to complete at least forty (40) Hours of Service with the Employer or to perform an Hour of Service on each of eight (8) or more days (or separate work shifts). The

                             Exhibit 10.4  Page 30
           initial payment upon resumption shall include the payment scheduled to occur in the calendar month when payments resume and any amounts withheld during the period between the cessation of employment and the resumption of payments, less any amounts which are subject to offset.

      (c) Normal Retirement Benefits shall not be withheld by the Plan pursuant to this Section unless the Plan Administrator notifies the Participant by personal delivery or first class mail during the first calendar month or payroll period in which the Plan withholds payments that the payment of his Retirement Benefit is suspended. Such notification shall contain a description of the specific reasons why the Participant's Benefit is suspended, a description of the Plan provisions relating to the suspension of Benefits, a copy of such Plan provisions, and a statement to the effect that applicable Department of Labor regulations may be found in Section 2530.203-3 of the Code of Federal Regulations. In addition, the notice shall contain a statement indicating that the Participant may seek a review of the suspension of his Retirement Benefits through the Plan's claim procedure.

      (d) The amount of the Participant's monthly Benefit which may be suspended shall be as follows:

           (1)  Life Annuity. In the case of benefits payable periodically on a
                ------------
                monthly basis for as long as a life (or lives) continues, such as a straight life annuity or a Qualified Joint and Survivor Annuity, an amount equal to the portion of a monthly benefit payment derived from Employer contributions;

           (2)  Other Forms. In the case of a benefit payable in a form other
                -----------
                than a Life Annuity, an amount of the Employer-derived portion of benefit payments for a calendar month in which the Participant performs service as described in subsection (a), which does not exceed the lesser of: (i) the amount of benefits which would have been payable to the Participant if he had been receiving monthly benefits under the Plan since actual retirement based on a single life annuity commencing at actual retirement age or (ii) the actual amount paid or scheduled to be paid to the Participant for such month.

      (e) The Plan Administrator shall establish procedures which are consistent with Department of Labor Regulation Section 2530.203-3, including, but not limited to, procedures for the resumption of benefits and the offsetting of benefit overpayments, if any.

      (f) This Section does not apply to the minimum benefits payable to a Non-Key Employee under Article VIII.

      (g) Upon termination of any such Participant's reemployment, whether or not the distributions were suspended during such reemployment, such Participant's pension distributions shall be computed pursuant to the applicable provisions of

                             Exhibit 10.4  Page 31
           the Plan based on his Benefit Service and Final Average Compensation prior to the date of his previous retirement as well as his Benefit Service and Final Average Compensation during the period of his reemployment if such Participant accrued an additional Plan benefit as a result of service completed during his period of reemployment, but the amount thereof shall be reduced by an amount that is the Actuarial Equivalent of the accumulated value of the pension distributions, if any, such Participant received prior to termination of his reemployment and prior to his attaining age 65. The resulting Benefit shall not be less than the monthly Benefit in effect prior to reemployment.

5.08  Direct Rollover Distributions.
      -----------------------------

      (a)  Direct Rollover Election. Notwithstanding any provision of the Plan
           ------------------------
           to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect at the time and in the manner prescribed by the Plan Administrator, to have all or any portion of an Eligible Rollover Distribution to which he is otherwise entitled, paid directly to any one Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

      (b)  Definitions.
           -----------

           (1)  Eligible Rollover Distribution means any distribution of all or
                ------------------------------
                any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; any hardship distribution described in Code Section 401(k)(2)(B)(i)(IV); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

           (2)  Eligible Retirement Plan means an individual retirement account
                ------------------------
                described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving Spouse, an Eligible Retirement Plan includes only an individual retirement account or individual retirement annuity.

           (3)  Distributee means an Employee or former Employee.  In addition,
                -----------
                the Employee's or former Employee's surviving Spouse and the Employee's or

                             Exhibit 10.4  Page 32
                former Employee's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in
                Section 414(p) of the Code, are Distributees with regard to the interest of the Spouse or former Spouse.

           (4)  Direct Rollover means a payment by the Plan to the Eligible
                ---------------
                Retirement Plan specified by the Distributee.

                             Exhibit 10.4  Page 33

                                  ARTICLE VI

                         Preretirement Death Benefits


6.01  Eligibility for Death Benefit. The surviving Spouse of a Participant
      -----------------------------
      who:

      (a)  Had a Benefit under the Plan;

      (b)  Had at least one Hour of Service on or after August 23, 1984;

      (c)  Died before his Annuity Starting Date; and

      (d)  Was married to such Spouse on his date of death,

      shall be entitled to receive a Qualified Preretirement Survivor Annuity determined under Section 6.02 below.

      A Participant who is entitled to a Qualified Preretirement Survivor Annuity pursuant to this Section and who is employed by an Employer on the date of his death shall be 100% vested in his Accrued Benefit on the date of his death.


6.02  Amount of Qualified Preretirement Survivor Annuity.
      --------------------------------------------------

      (a) If a Participant described in Section 6.01 dies after attaining his Earliest Retirement Age as described in subsection (c) below, the Qualified Preretirement Survivor Annuity payable to his surviving Spouse shall be a survivor annuity for life equal to the annuity that would have been payable to such Spouse if the Participant had retired on the date preceding his death with his Benefit payable in the form of a Qualified Joint and Survivor Annuity, as described in Section 5.02(b) reduced in accordance with Section 3.02.

      (b) If a Participant described in Section 6.01 dies prior to attaining his Earliest Retirement Age, the Qualified Preretirement Survivor Annuity payable to his surviving Spouse shall be a survivor annuity for life equal to the annuity which would have been payable to such Spouse if such Participant had:

          (1) Separated from service on his or her date of death (or date of actual separation from service, if earlier);

          (2) Survived to the date he would have first been eligible to retire under the Plan;

          (3) Retired with a Qualified Joint and Survivor Annuity at such date or retirement eligibility; and

                             Exhibit 10.4 Page 34

          (4)  Died on the next day.

      (c) Notwithstanding subsections (a) and (b), if the Participant is married at the time of his death, has not waived his benefit under this Section, and dies while actively employed with an Employer, the surviving Spouse's death benefit payable shall be the greater of the benefit described in Section 6.03 payable as if the Participant had designated his surviving Spouse as his Beneficiary under that Section, expressed as an Actuarially Equivalent monthly benefit payable for the surviving Spouse's life, or the amount described in subsection (a) or (b) above, as applicable.

      (d) Notwithstanding the foregoing, the Spouse of a Participant in respect of whom the death benefit under this paragraph (b) is payable shall be entitled to elect any optional form of payment pursuant to Section 5.02, provided such election is made ninety days prior to the date the lifetime benefit would otherwise commence, and provided further that the Company shall furnish to the Spouse within a reasonable amount of time after the Spouse's election, a written explanation in non-technical language of the lifetime benefit and any alternatives, stating the financial effect (in terms of dollars) of each form of payment.

      (e) For purposes of this Article, "Earliest Retirement Age" means the earliest date on which the Participant could separate from service and receive a voluntary distribution from the Plan.

6.03  Alternative Death Benefit.  If the Participant dies while employed by an
      -------------------------
      Employer and (i) the Participant is not married at the time of his death, or (ii) the Participant waives the benefit under Section 6.02, then

      (a) In the event of the Participant's death before the earlier of his Early Retirement Date or his Normal Retirement Date, the Participant's Beneficiary shall receive a monthly benefit payable for the life of the Beneficiary that is the Actuarial Equivalent of one hundred percent (100%) of the Actuarial Equivalent of the Participant's Accrued Benefit calculated as of the Participant's death.

      (b) In the event the Participant's death occurs after the earlier of his Early Retirement Date or his Normal Retirement Date, the death benefit shall be equal to the greater of sixty percent (60%) of the Participant's Normal Retirement Benefit calculated as of the date of the Participant's death but calculated as though the Participant had continued his service and earnings until age sixty-five (65), or, one hundred percent (100%) of the amount determined in (a) above, and payable monthly, beginning at age sixty-five (65), for the life of the Participant's Beneficiary.

      (c) Notwithstanding the foregoing, the Beneficiary may elect to receive this benefit in any Actuarially Equivalent optional form of payment pursuant to Section 5.02.

                             Exhibit 10.4 Page 35

6.04  Cash-out of Accrued Benefit.   Notwithstanding any other provision of the
      ---------------------------
      Plan, in the event the Actuarial Equivalent of the Qualified Preretirement Survivor Annuity has not, at the time of this or any prior distribution, exceeded the amount (five thousand dollars ($5,000) effective October 1, 1999, three thousand five hundred dollars ($3,500) effective prior to October 1, 1999) permitted to be cashed out without consent under Section 417(e) of the Code, payment of such benefit shall be in the form of a single sum. In the event the Actuarial Equivalent of the Qualified Preretirement Survivor Annuity exceeds the amount permitted to be cashed out without consent under Section 417(e) of the Code but does not exceed ten thousand dollars ($10,000), at the option of the surviving Spouse, payment of such benefit may be in the form of a single sum. Any such one-sum payment shall be in lieu of the benefits otherwise payable hereunder.

6.05  Time of Payment.  Payments to the surviving Spouse of the Qualified
      ---------------
      Preretirement Survivor Annuity described in Section 6.02 shall commence on the first day of the month in which the Participant would have attained his Earliest Retirement Age under the Plan. Provided, however, that at the election of the surviving Spouse, commencement of payments may be postponed to a date which is no later than the first day of the month in which the Participant would have attained his Normal Retirement Age under the Plan. If payment to the surviving Spouse of a Qualified Preretirement Survivor Annuity begins at a date later than the first day of the month in which the Participant would have attained earliest Retirement Age under the Plan, such payment shall be determined as if the Participant separated from service on his or her date of death (or date of actual separation from service, if earlier); survived to the date the surviving spouse benefit is to commence; retired with a Qualified Joint and Survivor Annually at such date; and died the next day.

                             Exhibit 10.4 Page 36

                                  ARTICLE VII

                            Limitations on Benefits


7.01  Limitation on Annual Benefit.
      ----------------------------

      (a) Notwithstanding any provision of the Plan to the contrary the maximum annual Retirement Benefit payable to a Participant under the Plan shall be subject to the limitations set forth in Section 415 of the Code.


      (b) If the Retirement Benefit begins before the Participant reaches Social Security Retirement Age and on or after reaching age sixty-two
           (62), the dollar limitation described in Section 415(b)(1)(A) of the Code shall be reduced by five-ninths percent (5/9%) for each of the first thirty-six (36) months and by five-twelfths percent (5/12 %) for each of the additional months by which benefits commence before the month in which the Participant attains his Social Security Retirement Age.


      (c) If the Retirement Benefit begins before the Participant reaches age sixty-two (62), the dollar limitation described in Section 415(b)(1)(A) of the Code shall be the Actuarial Equivalent of the maximum benefit payable at age sixty-two (62).

      (d) If the Retirement Benefit begins after the Participant's Social Security Retirement Age, such dollar limitation shall be the Actuarial Equivalent of the maximum benefit payable at the Participant's Social Security Retirement Age.

      (e) If the Retirement Benefit is payable neither as a life annuity nor as a qualified joint and survivor annuity with the Participant's spouse as beneficiary, the maximum limitation shall be of Actuarial Equivalent to the maximum limitation otherwise applicable.

      (f) Effective October 1, 1995, Actuarial Equivalent for purposes of this Section shall be determined in accordance with Section 415(b) of the Code and using the Plan's early retirement, late retirement, or optional benefit factors as appropriate, or, factors calculated from the IRS Mortality Table, if applicable, and five percent (5%), whichever factors result in the lowest dollar limitation.

      (g) For limitation years commencing prior to January 1, 2000, if a Participant is a participant in any qualified defined contribution plan required to be taken into account for purposes of applying the combined plan limitations contained in Section 415(e) of the Code, then for any year the sum of the defined benefit plan fraction and the defined contribution plan fraction, as such terms are defined in said Section 415(e), shall not exceed 1.0. If for any year the foregoing combined plan limitation

                             Exhibit 10.4 Page 37
           would be exceeded, the benefit provided under this Plan shall be reduced to the extent necessary to meet that limitation.

      (h)  Limitation Year generally means the Plan Year, unless the Company
           ---------------
           elects a different twelve (12) consecutive month period as provided by Treasury Regulation Section 1.415-2(b).

7.02  Reduction for Less Than 10 Years of Participation or Service.
      ------------------------------------------------------------

      (a)  Dollar Limitation.  If a Participant is credited with fewer than ten
           -----------------
           (10) years of Plan participation, the dollar limitation of Section 7.01(a), as it may be adjusted in accordance with Section 7.02, shall be reduced by multiplying such amount by a fraction not to exceed one (1.0), the numerator of which is the Participant's number of years of participation (or part thereof) and the denominator of which is ten
           (10).

      (b)  Limitation on Compensation and Benefits. If a Participant is credited
           ---------------------------------------
           with fewer than ten (10) Years of Service with the Employer or with any other member of the Affiliated Group, the limitation under
           Section 7.01(b) and the ten thousand dollar ($10,000) minimum annual Benefit described in Section 7.01 shall be reduced by multiplying such amounts by a fraction not to exceed one (1.0), the numerator of which is the Participant's number of Years of Service and the denominator of which is ten (10).

      (c)  Change in Benefit Structure.  To the extent provided in regulations,
           ---------------------------
           the limitations set out in subsection (a) shall be applied separately with respect to each change in the benefit structure of the Plan.

      In no event shall the reductions set out in (a) and (b) above result in a limitation or amount which is less than one-tenth (1/10) of such limitation or amount determined without regard to this Section 7.04.

7.03  Preservation of Current Accrued Benefit.  If the Accrued Benefit of an
      ---------------------------------------
      individual who was a Participant as of the first day of the Limitation Year beginning in 1987 exceeds the benefit limitations under Section 7.01, as modified by Section 7.03 and Section 7.04, then, for purposes of those Sections and Section 7.06, the Dollar Limitation shall be equal to such Current Accrued Benefit.

      For purposes of this Section, Current Accrued Benefit means the Participant's accrued benefit under the Plan, determined as if the Participant had separated from service as of the close of the last Limitation Year beginning before January 1, 1987, when expressed as a benefit payable annually in the form of a straight life annuity (with no ancillary benefits) under a plan to which employees do not contribute and under which no rollover contributions (as defined in Sections 402(c), 403(a)(4) and 408(d)(3) of the Code) are made. Any change in the terms and conditions of the Plan or any cost of living

                             Exhibit 10.4 Page 38
      adjustment occurring after May 5, 1986 shall be disregarded in determining the amount of the Participant's Current Accrued Benefit.

      With respect to any individual who was a Participant prior to January 1, 1989, the maximum annual benefit of such Participant shall not be less than such Participant's accrued benefit under the Plan determined as of the close of the last Limitation Year beginning before January 1, 1989 (without taking into account any changes in the Plan or cost-of-living adjustments subsequent to January 1, 1989).

                             Exhibit 10.4 Page 39

                                 ARTICLE VIII

                                Top-Heavy Rules


8.01  Top-Heavy Determination.
      -----------------------

      (a) The provisions of this Article shall apply solely in the event that this Plan ever becomes Top-Heavy, as defined herein.

      (b) For the purposes of this Article, the following definitions shall be used:

           (1)  Aggregation Group means
                -----------------

                (A) Each plan of the Employer in which a Key Employee is a Participant (in the Plan Year containing the Determination Date or in any of the four preceding Plan Years), and

                (B) Each other plan of the Employer which enables any plan described in subsection (A) during the applicable period to meet the requirements of Sections 401(a)(4) or 410 of the Code.

                The Employer may treat any plan not described above as being part of such aggregation group if such group would continue to meet the requirements of Sections 401(a)(4) and 410 of the Code with such plan being taken into account.

           (2)  Determination Date means, with respect to any Plan Year, the
                ------------------
                last day of the preceding Plan Year, or in the case of the first Plan Year, the last day of such Plan Year.

           (3)  Key Employee means an Employee, a former Employee or the
                ------------
                Beneficiary of a former Employee, if, in the Plan Year containing the Determination Date or in any of the four preceding Plan Years, such Employee or former Employee is or was

                (A) An officer of the Employer whose annual Compensation for any such Plan Year exceeds fifty percent (50%) of the amount in effect under Section 415(b)(1)(A) of the Code; provided however, that no more than fifty (50) Employees (or, if less, the greater of three (3) Employees or ten percent (10%) of the Employees) shall be treated as officers. For purposes of determining the number of officers taken into account, employees described in Section 414(q)(8) of the Code shall be excluded;

                             Exhibit 10.4 Page 40

                (B) One (1) of the ten (10) Employees owning (or considered as owning within the meaning of Section 318 of the Code) both the largest interest in the Employer and more than a one-half of one percent (0.5%) interest therein and whose annual Compensation for any such Plan Year equals or exceeds the amount in effect under Section 415(c)(1)(A) of the Code; provided, however, if two Employees have the same interest in the Employer, the Employee with the greater annual Compensation for such Plan Year shall be treated as having the larger interest; or

                (C) A five percent (5%) owner of the Employer, or a one percent (1%) owner (within the meaning of Sections 416(i)(1)(B) and (C) of the Code) of the Employer whose annual Compensation from the Employer for such Plan Year exceeds $150,000.

           (4)  Non-Key Employee means any Employee who is not a Key Employee.
                ----------------

           (5)  Top-Heavy means that with respect to any Plan Year, the sum of
                ---------
                the present value of the cumulative Accrued Benefits (under this Plan and such other plans as provided in subsection (b)(1) above) for Key Employees as of any Determination Date exceeds sixty percent (60%) of the sum of the present value of the cumulative Accrued Benefits for all Employees. In making this calculation as of a Determination Date,

                (A) The present value of an Accrued Benefit shall be determined as of the most recent valuation date (which for purposes hereof shall be the same date as is used for computing Plan costs for minimum funding) occurring within the Plan Year which includes the Determination Date,

                (B) The present value of the Accrued Benefit of any Employee or former Employee shall be increased by the aggregate distribution made during the five (5) year period ending on the Determination Date with respect to such Employee or former Employee,

                (C)  The present value of the Accrued Benefit of

                     (i) Any Non-Key Employee who was a Key Employee for any prior Plan Year, and

                     (ii) Any former Employee who performed no service for the
                          employer maintaining the Plan during the five (5) year period ending on the Determination Date shall be ignored.

                             Exhibit 10.4 Page 41

                (D) If the present value of any Accrued Benefit under the Plan includes any amount attributable to any rollovers to or from the Plan, such value shall be adjusted, as required by
                     Section 416(g)(4)(A) of the Code.

                (E) A Participant's Accrued Benefit in a defined benefit plan will be determined under a uniform accrual method which applies in all defined benefit plans maintained by the Employer or, where there is no such method, as if such benefit accrued not more rapidly than the slowest rate of accrual permitted under the fractional rule of Section 411(b)(1)(c) of the Code.

                Notwithstanding the foregoing, this Plan shall be Top-Heavy if, as of any Determination Date, it is required by Section 416(g) of the Code to be included in an Aggregation Group which is determined to be a Top-Heavy Group. If an Aggregation Group includes two or more defined benefit plans, the actuarial assumptions set forth in this Section must be used with respect to all such plans and must be specified in such plans.

           (6)  Top-Heavy Group means any Aggregation Group if, as of the
                ---------------
                Determination Date, the sum of

                (A) The present value of the cumulative accrued benefits for all Key Employees under all defined benefit plans in such Aggregation Group, and

                (B) The aggregate of the accounts of all Key Employees under all defined contribution plans in such Aggregation Group exceeds sixty percent (60%) of a similar sum determined for all Key Employees and Non-Key Employees.

           (7)  Compensation means compensation within the meaning of Section
                ------------
                415 Compensation and, except for the purpose of Section 8.03, shall also include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under Section 125, 402(e)(3), 402(h) or 403(b) of the Code.

                Compensation of each Participant for the purposes of this Section for any determination period shall not exceed the limit on Compensation prescribed in Section 401(a)(17) of the Code (the "Section 401(a)(17) Limit"). For Plan Years beginning after December 31, 1988 and before January 1, 1994, this limitation shall be two hundred thousand dollars ($200,000), adjusted at the same time and in the same manner as under Section 415(d) of the Code, except that the first adjustment to the limit is

                             Exhibit 10.4 Page 42
                effected on January 1, 1990. For Plan Years beginning on or after January 1, 1994, the limit is one hundred fifty thousand dollars ($150,000), as adjusted for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost of living adjustment in effect on January 1 of any calendar year shall apply to any determination period beginning in such calendar year. For this purpose, the "determination period" is any period not exceeding twelve (12) months over which Compensation is determined. If a determination period consists of fewer than twelve (12) months, the Section 401(a)(17) Limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is twelve (12).

                For Plan Years beginning before January 1, 1997 in determining the Compensation of a Participant for purposes of this limitation, the rules of Section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the Spouse of the Participant and any lineal descendant of the Participant who has not attained age nineteen
                (19) before the close of the year. If, as a result of the application of such rules, the adjusted Section 401(a)(17) Limit is exceeded, then (except for purposes of determining the portion of Compensation up to the integration level), the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of this limitation. This paragraph shall not apply for Plan Years beginning on and after January 1, 1997.

                If Compensation for any prior determination period is taken into account in determining a Participant's benefits accruing in the current Plan Year, the Compensation for the prior determination period is subject to the adjusted 401(a)(17) Limit in effect for that prior determination period. For this purpose, for benefits accruing in Plan Years beginning on or after January 1, 1989 and before January 1, 1994 with respect to determination periods beginning before January 1, 1990, the Section 401(a)(17) Limit is two hundred thousand dollars ($200,000). Furthermore, for benefits accruing in Plan Years beginning on or after January 1, 1994 with respect to determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the Section 401(a)(17) limit is one hundred and fifty thousand dollars ($150,000).

8.02  Vesting.
      -------

      (a) For any Plan Year in which the Plan is Top-Heavy, the Vested Percentage applicable to the Accrued Benefit of an Employee who has at least one (1) Hour of Service after the Plan became Top-Heavy shall not be less than the percentage shown on the following table:

                             Exhibit 10.4 Page 43

                           Years of             Vested
                        Vesting Service       Percentage
                        ---------------       ----------

                        less than 2                 0%
                        2 but less than 3          20%
                        3 but less than 4          40%
                        4 but less than 5          60%
                        5 but less than 6          80%
                        6 or more                 100%

      (b) In the event the Plan ceases to be Top-Heavy for a Plan Year, the vesting schedule in effect immediately prior to the Plan Year in which the Plan became Top-Heavy shall again become applicable as an amendment to the Plan.

      (c) In the event that the Plan becomes or ceases to be Top-Heavy, the Vested Percentage of a Participant's Accrued Benefit shall not be less than the Vested Percentage determined as of the last day of the last Plan Year prior to the change from Top-Heavy to not Top-Heavy or vice versa. Furthermore, each Participant who has completed at least three (3) Years of Vesting Service may elect to continue to have his Vested Percentage computed in accordance with the vesting schedule in effect for that Participant prior to the change.

8.03  Minimum Benefits.
      ----------------

      (a) For any Plan Year in which the Plan is Top-Heavy and in which a Participant also participates in another qualified plan maintained by the Employer, the Top-Heavy minimum benefit required under this Plan will be provided under such other plan. For Employees who participate only in this Plan, the Accrued Benefit for a year in which the Plan is Top-Heavy, expressed as a life annuity (with no ancillary benefits) commencing at his Normal Retirement Date, shall be an amount which is not less than the product of

           (1) Two percent (2%),

           (2) The number of Plan Years beginning on or after January 1, 1984 during which the Plan was Top-Heavy and with respect to which the Participant accrued a year of Vesting Service, and

           (3) The Participant's average annual Compensation for the period of five (5) consecutive Plan Years in each of which the Participant was an Active Participant and for which the Participant's aggregate annual Compensation was the greatest. If the Participant did not receive Compensation in five (5) such Plan Years, his annual Compensation shall be averaged over his longest continuous period of participation. In making the computations under this subparagraph, annual Compensation for Plan Years which are

                             Exhibit 10.4 Page 44
               not included in the Plan Years taken into account under subsection (2) above shall be ignored.

      (b) A Participant's minimum Benefit payable under this Section shall not exceed twenty percent (20%) of the amount described in subsection
           (a)(3).

      (c) Only Non-Key Employees who have completed one thousand (1,000) Hours of Service shall receive the benefits described in this Section.

      (d) Notwithstanding subsection (a), and to the extent permitted by applicable law and regulations, no benefit shall be accrued pursuant to this Section for a Plan Year with respect to Participant who is a participant in a defined contribution plan sponsored by an Employer if such Participant receives under such defined contribution plan (for the plan year ending with or within the Plan Year of this Plan) a contribution that is equal to or greater than five percent (5%) of such Participant's Section 415 Compensation for such Plan Year. If such contribution is less than five percent (5%) of the Participant's
           Section 415 Compensation for the Plan Year, the minimum Benefit provided in subsection (a) shall be offered by any Employer contribution provided under the defined contribution plan expressed as an actuarially equivalent annual benefit in accordance with regulations interpreting Section 416(f) of the Code.

8.04  Limitation on Benefits.  This Section shall apply for
      ----------------------
      limitation years beginning before January 1, 2000. In the event that the Plan is Top-Heavy, the limitations on the maximum benefit set out in
      Section 415(e) of the Code shall be modified as follows:

      (a) The denominator of both the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction set forth in Sections 7.06(a)(1) and (b), respectively, shall be adjusted by substituting "one hundred percent (100%)" for "one hundred twenty-five percent (125%)" wherever it appears, and

      (b) The numerator of the "transition fraction" described in Section 415(e)(6)(B)(i) of the Code shall be calculated by substituting $41,500 for $51,875, to the extent required by Section 416(h) of the Code.

                             Exhibit 10.4 Page 45

                                  ARTICLE IX

                              Plan Administration


9.01  Plan Administrator.  The Board shall appoint a Plan Committee
      ------------------
      ("Committee") which shall be the named fiduciary having the authority to control and manage the operation and administration of the Plan. The Committee shall consist of not less than three (3) persons. If the Board does not appoint a Committee, the Board shall act as the Committee.

9.02  General Powers, Rights and Duties.  Except as otherwise specifically
      ---------------------------------
      provided and in addition to the powers, rights and duties specifically given to the Plan Administrator elsewhere in the Plan and the Trust Agreement or by direct, written delegation from the Company, the Plan Administrator shall have the power and the duty to take all action and to make all decisions necessary or proper to carry out the Plan. The powers and duties of the Plan Administrator shall include the following:

      (a) To, in its discretion, interpret all Plan provisions and to determine all questions arising under the Plan, including the power to determine the eligibility of Employees, Participants and all other persons to participate in the Plan or to receive benefits under the Plan and to determine the amount of benefits payable under the Plan to any person and to remedy ambiguities, inconsistencies or omissions;

      (b) To adopt such rules of procedure and regulations and prescribe the use of such forms as in its opinion may be necessary for the proper and efficient administration of the Plan and as are consistent with the Plan and Trust Agreement;

      (c) To enforce the Plan in accordance with the terms of the Plan and the Trust Agreement and the rules and regulations adopted pursuant to (b) above;

      (d) To direct the Trustee in writing to make payments from the Trust Fund to Participants who qualify for such payments hereunder. Such written notice shall include such information as may be required for payment of benefits;

      (e) To furnish the Participating Employers with such information as may be required by them for tax or other purposes in connection with the Plan;

      (f) To employ agents, attorneys, accountants, actuaries or other persons (who also may be employed by an Employer) and to allocate or delegate to them such powers, rights and duties as the Plan Administrator has and may consider necessary or advisable to properly carry out administration of the Plan or compliance with the requirements of ERISA, provided that such allocation or

                             Exhibit 10.4 Page 46
           delegation and the acceptance thereof by such agents, attorneys or other persons shall be in writing;

      (g) To exercise such authority as it deems appropriate in order to comply with the reporting and disclosure requirements of ERISA and regulations issued thereunder;

      (h) To provide a full and fair review to any Participant whose claim for benefits has been denied in whole or in part; and

      (i) To establish and carry out a funding policy and method consistent with the objectives of the Plan and ERISA, pursuant to which the Company shall determine the Plan's liquidity and financial needs and communicate them to the Trustees or other fiduciaries who are charged with determining investment policy.

9.03  Manner of Action.  During a period in which two (2) or more Committee
      ----------------
      members are acting, the following provisions apply where the context admits:

      (a) The Committee shall select a Chairman and may select a Secretary (who may, but need not, be a member of the Committee).

      (b) A Committee member may delegate any or all of his rights, powers, and duties to any other member provided such delegation is in writing and is consented to by such other Committee member.

      (c) The Committee members may act by meeting and may execute any document by signing one document or concurrent documents.

      (d) A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business at any meeting. Any determination or action of a Committee may be made or taken by a majority of the members present at any meeting or without a meeting by a resolution or written memorandum concurred in by a majority of the members then in office.

      (e) If there is an even division of opinion among the Committee members as to a matter, a disinterested party selected by the Committee shall decide the matter and his decision shall control.

      (f) Except as otherwise provided by law, no member of the Committee shall be liable or responsible for an act or omission of the other Committee members in which the former has not concurred.

      (g) The certificate of the secretary of the Committee or of a majority of the Committee members that the Committee has taken or authorized any action shall be conclusive in favor of any person relying on the certificate.

                             Exhibit 10.4 Page 47

9.04  Interested Committee Member.  A member of the Committee who is also a
      ---------------------------
      Participant in the Plan may not decide or determine any issue concerning the amount of his benefit or its distribution to him unless such decision or determination could be made by him under the Plan if he were not serving on the Committee.

9.05  Resignation or Removal of Committee Members.  A member of the Committee
      -------------------------------------------
      may be removed by the Board at any time by thirty (30) days prior written notice to him and the other members of the Committee. A member of the Committee may resign at any time by giving thirty (30) days written notice to the Board and the other members of the Committee. The Board may fill any vacancy in the membership of the Committee; provided, however, that if a vacancy reduces the membership of the Committee to less than three (3), such vacancy shall be filled as soon as practicable. The Board shall give prompt written notice thereof to the members of the Committee. Until any such vacancy is filled, the remaining members may exercise all of the powers, rights and duties conferred on the Committee.

9.06  Nondiscrimination.  The Plan Administrator shall not take action nor
      -----------------
      direct the Trustee to take any action with respect to any of the benefits provided hereunder which would discriminate in favor of highly compensated employees or which would benefit certain Participants at the expense of others. There shall similarly be no discrimination between similarly-situated Participants. This provision shall not limit the power of the Employer to act in its capacity as settlor with respect to the Plan.

9.07  Delegation and Reliance. To the extent permitted by law, the Plan
      -----------------------
      Administrator and any person to whom it may delegate any duty or power in connection with administering the Plan, the Employer, and the officers and directors thereof, shall be entitled to rely conclusively upon, and shall be fully protected in any action taken in good faith in the reliance upon any actuary, counsel, accountant or other person selected by the Plan Administrator. Further, to the extent permitted by law, neither the Plan Administrator, nor any members thereof, nor any Employer, nor the officers or directors thereof, shall be liable for any neglect, omission or wrongdoing of a Trustee, insurance company, investment manager, or any other person or fiduciary.

9.08  Claims Procedure.  The claims procedure hereunder shall be as provided
      ----------------
      herein:

      (a)  Claim.  A Participant or Beneficiary or other person who believes
           -----
           that he is being denied a benefit to which he is entitled (hereinafter referred to as "Claimant") may file a written request for such benefit with the Plan Administrator setting forth his claim.

      (b)  Response to Claim. The Plan Administrator shall respond within ninety
           -----------------
           (90) days of receipt of the claim. However, upon written notification to the Claimant, the response period may be extended for an additional ninety (90) days for reasonable cause. If the claim is denied in whole or in part, the Claimant shall be provided with a written opinion using nontechnical language setting forth:

                             Exhibit 10.4 Page 48

           (1)  The specific reason or reasons for denial;

           (2) The specific references to pertinent Plan provisions on which the denial is based;

           (3) A description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or such information is necessary;

           (4) Appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review; and

           (5)  The time limits for requesting a review.

      (c)  Request for Review.  Within sixty (60) days after the receipt by the
           ------------------
           Claimant of the written opinion described above, the Claimant may request in writing that the Plan Administrator review the determination.

           The Claimant or his duly authorized representative may review the pertinent documents and submit issues and comments in writing for consideration by the Plan Administrator. If the Claimant does not request a review of the determination within such sixty (60) day period, he shall be barred from challenging the determination.

      (d)  Review and Decision.  The Plan Administrator shall review the
           -------------------
           determination within sixty (60) days after receipt of a Claimant's request for review; provided, however, that for reasonable cause such period may be extended to no more than one hundred twenty (120) days. After considering all materials presented by the Claimant, the Plan Administrator will render a written opinion, written in a manner calculated to be understood by the Claimant setting forth the specific reasons for the decision and containing specific references to the pertinent Plan provisions on which the decision is based.

9.09  Plan Administrator's Decision Final.  Subject to applicable law, any
      -----------------------------------
      interpretation of the provisions of the Plan and any decision on any matter within the discretion of the Plan Administrator made by the Plan Administrator in good faith shall be binding on all persons. Any misstatement or other mistake of fact shall be corrected when it becomes known and the Plan Administrator shall make such adjustment on account thereof as it considers equitable and practicable.

9.10  Standard of Review.  The Plan Administrator shall perform its duties as
      ------------------
      the Plan Administrator and in its sole discretion shall determine appropriate courses of action in light of the reason and purpose for which this Plan is established and maintained. In particular, the Plan Administrator shall interpret all Plan provisions, and make all determinations as to whether any Participant or Beneficiary is entitled to receive any benefit under the terms of this Plan which interpretation shall be made by the Plan

                             Exhibit 10.4 Page 49

      Administrator in its sole discretion. Any construction of the terms of the Plan that is adopted by the Plan Administrator and for which there is a rational basis shall be final and legally binding on all parties.

      Any interpretation of the Plan or other action of the Plan Administrator shall be subject to review only if such interpretation or other action is without rational basis. Any review of a final decision or action of the Plan Administrator shall be based only on such evidence presented to or considered by the Plan Administrator at the time it made the decision that is the subject of review. If any Participating Employer and/or any Eligible Employee who performs services for a Participating Employer that is or may be compensated for in part by benefits payable pursuant to this Plan, such an individual shall be treated as agreeing with and consenting to any decision that the Plan Administrator makes in its sole discretion and further agrees to the limited standard of review described by this
      Section 9.10 by the acceptance of such benefits.

9.11  Information Required by Plan Administrator.  Each person entitled to
      ------------------------------------------
      benefits under the Plan must file his most recent post office address with the Plan Administrator. Any communication, statement or notice addressed to any such person at the last post office address filed with the Plan Administrator will be binding upon such person for all purposes of the Plan. Each person entitled to benefits under the Plan also shall furnish the Plan Administrator with such documents or information as the Plan Administrator considers necessary or desirable for the purpose of administering the Plan. The Employer shall furnish the Plan Administrator with such data and information as the Plan Administrator may deem necessary or desirable in order to administer the Plan. The records of any Employer with respect to periods of employment, termination of employment and the reason therefor, leave of absence, re-employment and earnings will be conclusive on all persons unless determined by the Plan Administrator to be incorrect.

9.12  Expenses of the Plan.  Administrative expenses of the Plan, such as
      --------------------
      actuarial, consulting and legal services, shall be paid directly by the Trust Fund to the extent such payments are permitted by law. Such expenses may, in the discretion of the Employer, be paid directly by the Employer.

9.13  Freedom from Liability.  The Plan Administrator shall be entitled to
      ----------------------
      rely upon information furnished by the Company and upon tables, valuation, certificates, opinions and reports furnished by any trustee, accountant, actuary, insurer or legal counsel in connection with any action or determination. To the extent permitted by law, the Company shall indemnify, hold harmless and defend the Plan Administrator against any liability or loss (including any sum paid in settlement of a claim) sustained as a result of any act or omission in their administrative capacities, if such act or omission does not involve willful misconduct. Such indemnification shall include attorneys' fees and other costs and expenses reasonably incurred in defense of any action brought against the Plan Administrator and shall apply to any persons who are or were directors, officers or Employees of any Employer who may be subjected to liability by reason of an act or omission occurring in good faith in the operation and administration of the Plan or Trust or in the investment of the assets of the Trust.

                             Exhibit 10.4 Page 50

                                   ARTICLE X

                           Amendment or Termination


10.01 Amendment or Modification of the Plan. Except as provided herein, the
      -------------------------------------
      Board reserves the right to amend or terminate this Plan at any time and in any manner. The Board may delegate this authority to any officer(s) of the Company. Any action by the Board shall be evidenced by a valid resolution. Any action by any officer(s) shall be evidenced by a valid officer's certificate. The resolutions and officer's certificates shall be attached to this Plan and considered a part hereof. No modification or amendment shall:

      (a) Cause or permit any portion of the funds or assets of the Plan to become the property of the Employer prior to the satisfaction of all liabilities of the Plan;

      (b) Increase the duties or responsibilities of the Trustee without its written consent;

      (c) Be effective to the extent that it may decrease the Accrued Benefit (as provided in Code Section 411(d)(6)) of any Participant, except as permitted pursuant to Section 412(c)(8) of the Code; or

      (d) Become effective until set forth in a revised participation agreement executed by the Company if such amendment is made by any other Employer.

      If the Plan's vesting schedule is changed as a result of an amendment, each Participant who has completed at least three (3) Years of Service may elect to continue to have his vested percentage computed in accordance with the vesting schedule in effect for that Participant prior to the amendment. This election may be made no earlier than the date the amendment is adopted and no later than the latest of the date that is sixty (60) days after the date: (i) the amendment is adopted; (ii) the amendment becomes effective; or (iii) the Participant is issued a written notice of the amendment by the Employer or Plan Administrator.

10.02 Termination of the Plan. Although the Company intends to continue the Plan
      -----------------------
      as a permanent retirement program for the benefit of its Participants, the making of contributions and the continuation of the Plan are not assumed by the Employer as a contractual obligation. The Employer expressly does not guarantee the payment of any benefit or amount which may become due under the Plan to any Participant or Beneficiary. The Employer reserves the right at any time to discontinue its contributions or to terminate the Plan. The Plan may also be terminated as a result of a determination by the Pension Benefit Guaranty Corporation (PBGC), or by a decree by an appropriate court of law.

10.03 Distribution upon Termination of the Plan. Upon termination or partial
      -----------------------------------------
      termination of the Plan by an Employer, each Participant's Accrued Benefit, to the extent funded, shall be

                             Exhibit 10.4 Page 51
      nonforfeitable, and the plan assets held by the Trustee and/or insurance company or companies for that Employer (or in the case of partial termination, for that particular group of Participants) shall be allocated in accordance with Section 4044 of ERISA in order to provide pensions for the affected Participants and Beneficiaries.

10.04 Residual Assets. To the extent permitted by law, any residual assets of
      ---------------
      the Plan shall be distributed to the Employer if all liabilities of the Plan to Participants and Beneficiaries have been satisfied. Such assets shall be allocated among Participating Employers in such proportions as the Company shall determine. If this Section of the Plan is amended and the Plan previously did not contain a provision for the reversion of residual assets to the Employer upon Plan termination, this Section shall first become effective at the end of the fifth (5th) calendar year following the date of the adoption of this Restatement.

10.05 Restriction on Distribution of Benefits.
      ---------------------------------------

      (a) The provisions of Treasury Regulation Section 1.401(a)(4)-5(b) shall apply. In addition, annual payments to an employee who is among the twenty-five (25) highly compensated employees or highly compensated former employees with the greatest Compensation in the current or any prior year shall not exceed an amount equal to the payments that would be made on behalf of the employee under:

          (1) A straight life annuity that is the actuarial equivalent of the employee's Accrued Benefit and the other benefits to which the employee is entitled under the Plan (other than any Social Security Supplement); and

          (2) The amount of the payments that the employee is entitled to receive under any Social Security supplement.

      (b) The restrictions of Subsection (a) do not apply if any one of the following is satisfied:

          (1) After payment to such employee of all benefits (as described in Treasury Regulation Section 1.401(a)(4)-5(b)(3)(iii)), the value of Plan assets equals or exceeds one hundred ten percent (110%) of the value of current liabilities, as defined in Section 412(l)(7);

          (2)  The value of the benefits (as described in Treasury Regulation
               Section 1.401(a)(4)-5(b)(3)(iii)) for such employee is less than one percent (1%) of the value of current liabilities before distribution; or

          (3)  The value of the benefits (as described in Treasury Regulation
               Section 1.401(a)(4)-5(b)(3)(iii)) for such employee does not exceed the amount described in Section 411(a)(11)(A) of the Code; or

          (4) The Plan terminates and the benefit received by each Participant is nondiscriminatory under Section 401(a)(4) of the Code.

                             Exhibit 10.4 Page 52

      The above provisions shall apply only to the extent required by Section 401(a)(4) of the Code and the regulations thereunder.

10.06 Repayment of Restricted Amounts. Notwithstanding the above, the Plan
      -------------------------------
      Administrator, to the extent permitted by law and this Plan, may authorize payment of a Participant's entire Benefit in the form of a lump sum, provided that:

      (a) The Participant enters into an agreement with the Trustee providing for repayment of the amount which would be restricted under Section
          10.05 in the event there is a termination of the Plan during the applicable period, and

      (b) The Participant guarantees such repayment by depositing in escrow with an acceptable depository either:

          (1) Property having a fair market value equal to one hundred twenty-five percent (125%) of the amount which would have to be repaid if the Plan had terminated on the date the lump sum was paid, or

          (2) A bond equal to at least one hundred percent (100%) of such amount, which bond must be issued by an insurance company, bonding company or other surety approved by the U.S. Treasury Department as an acceptable surety for federal bonds, or

          (3) A bank letter of credit in an amount equal to at least one hundred percent (100%) of such amount.

          The Participant must further agree that if the fair market value of deposited property (pursuant to (A) above) declines to less than one hundred ten percent (110%) of the amount to be repaid, he or she shall deliver additional property to the depository such that the total value of all property so deposited is increased to one hundred twenty-five percent (125%) of the amount to be repaid.

          Property or assets shall be held in the depository until the Plan Administrator certifies to the depository, surety or bank that no obligation of repayment exists. Provided, however, that property in the escrow account may be withdrawn by the Participant to the extent it exceeds one hundred twenty-five percent (125%) of the amount to be repaid. Likewise, a bond or letter of credit may be reduced to the extent it exceeds one hundred percent (100%) of such amount. The Participant may withdraw earnings on the property in escrow provided the value of the property in escrow does not fall below the required level. The amount to be repaid may be adjusted to take into account the decrease in the restriction as the applicable ten (10) year period elapses.

                             Exhibit 10.4 Page 53

                                  ARTICLE XI

                              Funding of the Plan


11.01 Establishment of Trust. For the purpose of funding the Benefits provided
      ----------------------
      for herein, the Company has established a Trust Fund. The Employer shall contribute funds into the Trust Fund for the purpose of distributing to Participants and their Beneficiaries the corpus and income of the fund accumulated by the Trust in accordance with the Plan. The Trustee shall receive, hold in trust and disburse the assets of the Trust Fund in accordance with the provisions of the Plan and Trust. The Plan Administrator shall direct the Trustee in writing to make payments to or on behalf of Participants entitled to Benefits in accordance with this Plan and the Trust Agreement.

11.02 Employer Contributions. The Employer shall make such contributions to the
      ----------------------
      Trust Fund as are required to keep the Plan qualified under Section 401 of the Code and any other relevant section of the Code or any successors thereto, subject to its right to amend or discontinue the Plan and discontinue contributions. All Benefits will be paid from the Trust and neither the Employer nor the Trustee shall be liable to Participants or their Beneficiaries if the Trust corpus shall be insufficient to provide for the payment of Benefits. Except as provided by ERISA, the Employer shall have no liability with respect to the administration of the Trust or of the funds, securities or other assets paid over to the Trustee, and each Participant or other Beneficiary shall look solely to the Trust Fund or the Pension Benefit Guaranty Corporation (PBGC) for any payments of Benefits under the Plan.

      One Employer that has adopted this Plan for the benefit of its employees may make contributions hereto for the benefit of the employees of another Employer that has adopted this Plan, to the extent that the Employer making such contribution would be entitled to claim a federal income tax deduction for such contribution.

11.03 Funding Standards. The Employer intends to contribute, but does not
      -----------------
      guarantee to do so, funds hereunder in amounts no less than the minimum required by the funding standards of ERISA. The Employer may from time to time contribute amounts greater than such minimum. A funding standard account shall be established and maintained so that it may be determined if the Employer has complied with minimum funding standards.

11.04 Changes in Funding Medium or Method. The Company reserves the right to
      -----------------------------------
      change the medium and method of funding at any time at its discretion and without the consent of any person or organization, subject to any applicable requirements of ERISA. Subject to the specific provisions of the Trust Agreement, the Company reserves the right to amend the Trust Agreement and to remove the current Trustee and appoint a successor Trustee as it may deem appropriate.

                            Exhibit 10.4    Page 54

11.05 Purchase of Annuities. If pursuant to the Trust Agreement the Trustee is
      ---------------------
      directed by the Plan Administrator to purchase restricted non-transferable annuities from an insurance company to provide the benefits of the Participants, any dividends or other credits generated under any such annuity contract shall be applied to reduce the amount of future contributions by the Employer.

11.06 No Diversion. No part of the corpus or income of the Trust Fund shall be
      ------------
      used for, or diverted to, purposes other than for the exclusive benefit of Participants or their Beneficiaries, at any time prior to the satisfaction of all liabilities with respect to Participants and their Beneficiaries under the Plan and Trust. The Company intends that the Plan shall meet the requirements of the Code pertaining to the qualification of employee pension plans. Under no circumstances shall the Employer have any vested right, title or interest in any assets in the Trust Fund nor shall any such assets revert to the Employer or inure to its benefit in any way prior to satisfaction of all liabilities of the Plan. Any Participant with a vested Benefit hereunder shall only be entitled to Benefits to the extent funded, except as provided by ERISA.

11.07 Treatment of Forfeitures. Any forfeitures arising hereunder shall be used
      ------------------------
      to reduce future Employer contributions. Such forfeitures shall not be applied to increase the Benefits any Participant would otherwise receive under the Plan.

11.08 Return of Contributions. All Employer contributions are made conditioned
      -----------------------
      upon their deductibility for federal income tax purposes under Section 404 of the Code and upon continuing qualification of the Plan under Section 401 of the Code. Amounts contributed by the Employer shall be returned to the Employer under the following conditions:

      (a) If a contribution was made by an Employer by a mistake of fact, the excess of the amount of such contribution over the amount that would have been contributed had there been no mistake of fact shall be returned to the Employer within one year after the payment of the contribution.

      (b) If an Employer makes a contribution which is not deductible under
          Section 404 of the Code, such contribution (but only to the extent disallowed) shall be returned to the Employer within one year after the disallowance of the deduction, or in the case of de minimis nondeductible contribution as described in Rev. Proc. 90-49, returned within one year from the date of actuarial certification.

      (c) If an Employer makes a contribution which is conditioned on initial qualification of the Plan under the Code and if the Plan does not so qualify, then such contribution shall be returned to the Employer within one year after the date of denial of qualification of the Plan provided that an application for determination is made by the time prescribed by law for filing the Employer's federal income tax return for the taxable year in which the Plan was adopted or such later date as the Secretary of the Treasury may prescribe.

                             Exhibit 10.4 Page 55

11.09 Litigation by Participants or Beneficiaries. If a Participant or other
      -------------------------------------------
      person brings a legal action against the Trustee, one or more Employers, and/or the Committee (or any member or members thereof), and such action results adversely to that person, or if a legal action arises because of conflicting claims to a Participant's or other person's benefits, the costs borne by the Trustee, the Employers, the Committee (or any member or members thereof) in defending the action will be charged, to the extent permitted by law, to the amounts involved in the action or which were payable to the Participant or other person concerned.

                             Exhibit 10.4 Page 56

                                  ARTICLE XII

                              General Provisions

12.01 Non-Alienation.
      --------------

      (a) None of the Benefits under the Plan are subject to the claims of creditors of Participants or Beneficiaries, and will not be subject to attachment, garnishment or any other legal process. Neither a Participant nor a Beneficiary may assign, sell, borrow on, or otherwise encumber any of his beneficial interest in the Plan and Trust Fund, nor shall any such Benefits be in any manner liable for or subject to the deeds, contracts, liabilities, engagements or torts of any Participant or Beneficiary. If a Participant or Beneficiary becomes bankrupt or attempts to anticipate, sell, alienate, transfer, pledge, assign, encumber or change any Benefit specifically provided for herein, or if a court of competent jurisdiction enters an order purporting to subject such interest to the claim of any creditor, then the Trustee shall hold or apply such Benefit to or for the benefit of such Participant or Beneficiary in such manner as the Employer may deem proper. The foregoing shall not apply to judgments, orders and decrees issued after, and settlement agreements entered into on or after, August 5, 1997 to the extent permitted by Code Section 401(a)(13)(C) and (D).

      (b) The restrictions set out in the preceding subsection shall also apply to the creation, assignment, or recognition of a right under a domestic relations order, unless such order is determined to be a qualified domestic relations order as defined in Section 414(p) of the Code (and those other domestic relations orders permitted to be so treated as a qualified domestic relations order under the provisions of the Retirement Equity Act of 1984). A domestic relations order entered before January 1, 1985 will be treated as a qualified domestic relations order if payment of Benefits pursuant to the order has commenced as of such date, or if benefits had not commenced by such date, may be treated as a qualified domestic relations order pursuant to written procedures promulgated by the Plan Administrator.

          The Plan Administrator shall develop written procedures to determine whether a domestic relations court order meets the requirements of a qualified domestic relations court order as defined in Section 414(p) of the Code and to determine the method of distributing benefits in compliance with the order. Upon receiving a domestic relations court order, the Administrator shall notify all affected participants and any alternate payees that the order has been received. The Plan Administrator shall also notify the affected Participants and alternate payees of its procedure for determining whether the domestic relations order is qualified under Section 414(p) of the Code.

          While the Plan Administrator is determining the qualified status of the order, the Plan Administrator shall segregate in a separate account the amount (if any) that

                             Exhibit 10.4 Page 57
          will be payable to an alternate payee under this order (if it were a qualified domestic relations order) during this period. If the Plan Administrator determines the order is a qualified domestic relations order under Section 414(p) of the Code, during the 18 month period commencing on the date the first payment would be required under the qualified domestic relations order, then the alternate payee shall receive payment from the separate account. If the Administrator cannot make a determination of the order's qualified status during the 18 month period (or determines the order is not a qualified domestic relations order), then the trustee shall return the amounts in the separate account to the account of the affected Participants as if no court order had been received.

12.02 Substitute Payee. In the event a distribution is to be made to a minor or
      ----------------
      to any Participant or other Beneficiary who, in the opinion of the Plan Administrator, is incapable of properly using, expending, investing or otherwise disposing of such distribution, the Plan Administrator may, based on objective criteria, order the Trustee to make such distribution to a legal or natural guardian or other relative of such minor or to the court appointed guardian of any incompetent, or to any adult with whom such person temporarily or permanently resides. Such distribution shall fully discharge the Trustee, Employer and Plan from further liability.

12.03 Absence of Guarantee.  Neither the Plan Administrator nor any Employer
      --------------------
      in any way guarantees the Trust Fund from loss or depreciation. Except as required by applicable law, the Employers do not guarantee any payment to any person. The liability of the Trustee or the Plan Administrator to make any payment under the Plan will be limited to the assets held by the Trustee which are available for that purpose.

12.04 No Contract. This Plan shall not be deemed to constitute a contract
      -----------
      between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge shall have upon such individual as a Participant in the Plan.

12.05 Missing Persons. If after making reasonable efforts (including mailing a
      ---------------
      notice to the last known address of the Participant or other payee under the Plan), the Trustee or insurance company is unable to locate a Participant or to ascertain the identity of, or to locate any other person to whom payment is due under the Plan, such payment and all subsequent payments otherwise due shall be forfeited twenty-four (24) months after the date such payment first became due or, upon termination, such payment and all subsequent payments shall be forfeited pursuant to the applicable law of escheat. Provided, however, that any payment forfeited under this Section other than by reason of escheat shall be reinstated retroactively no later than sixty (60) days after the date on which the Participant or other payee is located or identified.

                             Exhibit 10.4 Page 58

12.06 Corporate Change. If the Employer is merged or consolidated with another
      ----------------
      organization, or another organization acquires all or substantially all of the Employer's assets, such organization may become the Employer hereunder by action of its Board of Directors and by action of the Board of Directors of the prior Employer, if still in existence. Such change in companies shall not be deemed a termination of the Plan by either the predecessor or successor company.

12.07 Merger. If this Plan is merged or consolidated with any other plan, or if
      ------
      the assets or liabilities of this Plan is transferred to any other plan, and such plan is then terminated, each Participant hereunder will receive a Benefit immediately after the merger, consolidation or transfer which is equal to or greater than the Benefit to which he would have received if this Plan had terminated immediately before such merger, consolidation or transfer.

12.08 USERRA.  Effective December 12, 1994, notwithstanding any provision of
      ------
      this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with
      Section 414(u) of the Internal Revenue Code.

                             Exhibit 10.4 Page 59

                                 ARTICLE XIII

                    Adoption of the Plan by Other Entities


13.01 Adoption of Plan. Any member of the Affiliated Group may adopt this Plan
      ----------------
      for all or a portion of its employees, provided that the Board approves such participation and the basis of such participation is set forth in a participation agreement by and between such Participating Employer and the Board. The Plan and all participation agreements shall constitute a single plan collectively adopted by all Participating Employers.

      Such participation agreement may modify any of the terms of the Plan as applied to employees of such entity. The administrative powers and control of the Company as provided in the Plan shall not be deemed diminished under the Plan by reason of the participation of other Employers in the Plan. Each Participating Employer shall have the obligation to pay the contributions for its own employees and no other Employer shall have such obligation.

13.02 Withdrawal from Plan. A Participating Employer may withdraw at any time
       --------------------
      from the Plan without affecting the other Participating Employers by complying with the appropriate provisions of the Plan and Trust Agreement. The Board may, at its discretion, terminate a Participating Employer's participation in the Plan at any time, when in its judgment, such Participating Employer fails or refuses to discharge its obligations under the Plan, or if amendments to the Plan applicable to such Participating Employer are not deemed to be in the best interests of the Plan as a whole.


      IN WITNESS WHEREOF, this amended and restated Plan is hereby executed on
      the  23    day of    November , 1999.
         -----             ---------    --

                                    AMERICAN PACIFIC CORPORATION
      ATTEST:     (SEAL)

                                    By Linda G. Ferguson
                                       -------------------

                             Exhibit 10.4 Page 60